UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares Emerging Markets Corporate Bond ETF | CEMB | BATS
➢	iShares Emerging Markets High Yield Bond ETF | EMHY | BATS
➢	iShares Emerging Markets Local Currency Bond ETF | LEMB | NYSE Arca
➢	iShares Global ex USD High Yield Corporate Bond ETF | HYXU | BATS
➢	iShares Global High Yield Corporate Bond ETF | GHYG | BATS

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL BOND MARKET OVERVIEW

Global bonds produced mixed results for the 12-month period ended October 31, 2013 (the “reporting period”). As the reporting period began, slowing global economic growth led central banks around the world to take more aggressive actions to stimulate economic activity. Most notably, the U.S. Federal Reserve Bank (the “Fed”) and the Bank of England increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time.

By early 2013, global economic conditions began to improve, though the overall pace of growth remained subdued. In the U.S., signs of better economic growth included a five-year low in the unemployment rate (7.2% in September 2013), stronger vehicle sales, and a burgeoning recovery in the housing market. European economies stabilized, helping the euro zone emerge from an 18-month recession in the second and third quarters of 2013, while the U.K. economy benefited from growth in home construction and consumer spending. Meanwhile, the Bank of Japan’s aggressive economic stimulus efforts began to bear fruit as Japan reported positive economic growth for the three consecutive quarters ended September 30, 2013. In contrast, many of the largest emerging economies — including China, India, Russia, and Brazil — all experienced slowing economic growth in the first half of 2013.

Beyond the economic environment, the global fixed-income markets were also impacted by other events. Federal budget conflicts in the U.S. led to the fiscal cliff and the “sequester” in early 2013, which involved addressing expiring federal tax cuts and across-the-board spending reductions, as well as a two-week government shutdown over the federal debt ceiling in October 2013. In addition, the Fed signaled in May 2013 that it may taper its quantitative easing measures before the end of the year. Although the Fed delayed its tapering plans late in the reporting period, the Fed’s May announcement pushed bond yields higher in most regions of the world throughout the summer months.

For the reporting period, bond yields rose in the U.S. and the U.K., as well as in select core European bond markets, particularly Germany and the Netherlands. Yields in other core European markets, such as France and Belgium, were largely unchanged. Bond yields in peripheral European markets, such as Italy and Spain, fell significantly during the reporting period, benefiting from a pledge of support from the European Central Bank. Yields in Japan also declined during the reporting period, reflecting the more accommodative policies initiated by the Bank of Japan.

From a sector perspective, corporate bonds and other non-government securities outperformed government bonds on a global basis for the reporting period. This outperformance was driven in large part by strong and growing global demand for yield. Non-government securities typically have higher yields than government bonds, and increased investor demand for these higher-yielding securities contributed to their outperformance.

For U.S. investors, currency fluctuations had a mostly negative impact on global bond performance. A stronger U.S. dollar reduces returns on non-U.S. investments for U.S. investors, and the U.S. dollar appreciated by approximately 0.5% versus the British pound, 4.5% against the Canadian dollar, 9.5% versus the Australian dollar, and more than 20% against the Japanese yen (reflecting the changing central bank policies in the two countries). The main exception was the euro — the U.S. dollar depreciated by about 4.5% against the euro for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.07)%	(4.06)%	(0.68)%	(1.07)%	(4.06)%	(0.68)%
Since Inception	4.22%	2.81%	4.73%	6.59%	4.37%	7.35%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/12. The first day of secondary market trading was 4/19/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$967.80	$2.98	$1,000.00	$1,022.20	$3.06	0.60%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

The iShares Emerging Markets Corporate Bond ETF (the “Fund”), formerly the iShares Emerging Markets Corporate Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Corporate Bond IndexSM (the “Index”). The Index measures the performance of the U.S. dollar-denominated emerging market corporate bond market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -1.07%, net of fees, while the total return for the Index was -0.68%.

As represented by the Index, corporate bonds in emerging markets declined modestly for the reporting period. The negative returns for emerging markets corporate bonds were driven primarily by slowing growth in many emerging economies. Among the largest countries represented in the Index, Brazil’s year-over-year economic growth rate increased from 0.5% to 3.3% during the reporting period, but that was still below the country’s average growth rate over the past decade. Russia saw its 12-month economic growth rate decline from 3% to 1.2%, while Mexico’s economy slowed from 4.2% to 1.5%. Corporate bonds tend to perform well when economic growth is robust, and the economic weakness in emerging markets, especially when compared to improving growth in the U.S. and other developed countries, led to reduced investor demand for emerging markets corporate bonds.

All of the corporate bonds represented in the Index are denominated in U.S. dollars, so they are unaffected by currency fluctuations.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aa1	0.89%
Aa2	0.83
Aa3	10.91
A1	6.95
A2	3.45
A3	6.51
Baa1	16.71
Baa2	13.62
Baa3	18.69
Ba1	3.65
Ba2	2.99
Ba3	2.67
B1	2.40
B2	0.59
Caa1	0.60
Caa2	0.26
Not Rated	8.28

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*

Brazil	18.54%
Mexico	10.80
Russia	10.72
South Korea	8.43
China	7.59
United Arab Emirates	5.58
India	4.34
Hong Kong	3.87
Qatar	3.29
Venezuela	2.94

TOTAL	76.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.14%	(1.44)%	0.53%	0.14%	(1.44)%	0.53%
Since Inception	6.43%	6.31%	7.02%	10.36%	10.15%	11.27%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$955.60	$3.20	$1,000.00	$1,021.90	$3.31	0.65%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

The iShares Emerging Markets High Yield Bond ETF (the “Fund”), formerly the iShares Emerging Markets High Yield Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets High Yield Bond IndexSM (the “Index”). The Index measures the performance of the below-investment-grade U.S. dollar-denominated emerging market sovereign and corporate high yield bond market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 0.14%, net of fees, while the total return for the Index was 0.53%.

As represented by the Index, high-yield bonds in emerging markets posted slightly positive returns for the reporting period despite rising interest rates, especially over the last six months in the wake of the announcement by the Fed that it planned to taper its economic stimulus efforts before the end of 2013. The announcement led to rising interest rates and falling bond prices around the globe, as well as a broad shift away from riskier assets. As part of this shift, high-yield bonds in emerging markets experienced a significant decline in investor demand throughout the summer of 2013. Slowing growth in many emerging economies, including some of the larger components of the Index (such as Venezuela, Indonesia, and Russia) also had a negative impact on high-yield bonds from emerging markets.

However, interest income helped the Index overcome the price declines. The relatively high yields of emerging markets bonds helped offset the price declines and attracted some investor demand, particularly late in the reporting period when the Fed decided to delay its tapering plans until economic conditions improved further.

All of the bonds represented in the Index are denominated in U.S. dollars, so they are unaffected by currency fluctuations.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

A3	0.27%
Baa3	32.57
Ba1	16.01
Ba2	4.16
Ba3	6.53
B1	7.62
B2	11.02
B3	0.66
Caa1	5.41
Caa2	0.59
Caa3	0.42
Not Rated	14.74

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*

Turkey	15.13%
Venezuela	14.48
Indonesia	12.86
Russia	8.86
China	4.38
Hungary	3.79
Mexico	3.79
Brazil	3.77
Ukraine	3.53
Lebanon	3.17

TOTAL	73.76%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.28%	(1.60)%	0.57%	0.28%	(1.60)%	0.57%
Since Inception	4.10%	3.82%	4.31%	8.54%	7.93%	8.96%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$953.90	$2.95	$1,000.00	$1,022.20	$3.06	0.60%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

The iShares Emerging Markets Local Currency Bond ETF (the “Fund”), formerly the iShares Emerging Markets Local Currency Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Emerging Markets Broad Local Currency Bond Index (the “Index”). The Index measures the performance of local currency-denominated sovereign bond markets of emerging market countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 0.28%, net of fees, while the total return for the Index was 0.57%.

As represented by the Index, emerging markets bonds issued in local currencies posted slightly positive returns for the reporting period despite rising interest rates, especially over the last six months in the wake of the announcement by the Fed that it planned to taper its economic stimulus efforts before the end of 2013. The announcement led to rising interest rates and falling bond prices around the globe, as well as a broad shift away from riskier assets. As part of this shift, emerging markets bonds, many of which have lower credit ratings than bonds issued by the governments of developed countries, experienced a significant decline in investor demand throughout the summer of 2013.

However, interest income helped the Index overcome the price declines. The relatively high yields of emerging markets bonds helped offset much of the price declines.

In addition, currency fluctuations had a mixed but generally positive overall impact on Index performance. A weaker U.S. dollar increases returns on non-U.S. investments for U.S. investors, and the U.S. dollar depreciated by 2.5% against the South Korean won, 3.5% versus the Polish zloty, and 0.5% against the Mexican peso. Bonds denominated in these currencies comprised approximately 35% of the Index as of October 31, 2013.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aa3	21.32%
A1	4.13
A2	4.95
A3	4.59
Baa1	20.93
Baa2	13.57
Baa3	14.87
Ba1	3.56
Ba3	0.79
Caa1	0.34
Not Rated	10.95

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*

South Korea	21.25%
Brazil	12.53
Mexico	7.57
Poland	6.83
Malaysia	4.59
Turkey	4.55
Indonesia	4.54
Israel	4.53
South Africa	4.52
Thailand	4.49

TOTAL	75.40%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.20%	15.57%	15.10%	15.20%	15.57%	15.10%
Since Inception	13.80%	14.21%	13.76%	22.68%	23.37%	22.51%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,063.00	$2.08	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

The iShares Global ex USD High Yield Corporate Bond ETF (the “Fund”), formerly the iShares Global ex USD High Yield Corporate Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Markit iBoxx Global Developed Markets ex-US High Yield Index (the “Index”). The Index is a rules-based index designed to provide a broad representation of the global ex-U.S. dollar high yield corporate bond market and consists of high yield corporate bonds denominated in euros, British pounds sterling and Canadian dollars. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 15.20%, net of fees, while the total return for the Index was 15.10%.

As represented by the Index, international high-yield corporate bonds posted solid gains for the reporting period. High-yield corporate bonds around the world benefited from improving economic growth in many developed regions of the world, particularly in the U.S. and Europe (the U.K. and countries in the euro zone together represented more than 90% of the Index as of the end of the reporting period). In addition, strong investor demand for yield provided another leg of support for high-yield corporate bonds. This yield advantage helped attract investor demand to the high-yield segment of the international bond market.

Currency fluctuations also contributed positively to Index performance for the reporting period. As of October 31, 2013, more than 80% of the bonds in the Index were denominated in euros. The euro appreciated by approximately 4.5% versus the U.S. dollar for the reporting period, and a weaker U.S. dollar increases returns on non-U.S. investments for U.S. investors. Among the remaining currencies represented in the Index, the U.S. dollar rallied by 0.5% against the British pound and 4.5% versus the Canadian dollar, which reduced returns on high-yield bonds in these two countries.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*
Baa2	0.60%
Baa3	0.60
Ba1	17.11
Ba2	19.19
Ba3	12.71
B1	13.95
B2	9.12
B3	8.95
Caa1	6.82
Caa2	1.40
Caa3	0.29
Ca	0.38
C	0.38
Not Rated	8.50

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*
Luxembourg	15.92%
France	14.85
Netherlands	13.91
Germany	12.23
United Kingdom	11.09
Italy	9.38
Spain	5.88
Canada	4.24
Portugal	3.47
Ireland	3.30

TOTAL	94.27%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.50%	9.50%	9.55%	9.50%	9.50%	9.55%
Since Inception	10.23%	10.55%	10.47%	16.65%	17.18%	16.97%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,023.10	$2.04	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

The iShares Global High Yield Corporate Bond ETF (the “Fund”), formerly the iShares Global High Yield Corporate Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Markit iBoxx Global Developed Markets High Yield Index (the “Index”). The Index is a rules-based index designed to provide a broad representation of the global high yield corporate bond market and consists of high yield corporate bonds denominated in U.S. dollars, euros, British pounds sterling and Canadian dollars. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 9.50%, net of fees, while the total return for the Index was 9.55%.

As represented by the Index, global high-yield corporate bonds posted solid gains for the reporting period. High-yield corporate bonds benefited from improving economic growth in many developed regions of the world, particularly in the U.S. and Europe (which together represented nearly 95% of the Index as of the end of the reporting period). In addition, strong investor demand for yield provided another leg of support for global high-yield corporate bonds. This yield advantage helped attract investor demand to the high-yield segment of the global bond market.

Currency fluctuations also contributed positively to Index performance for the reporting period. Although U.S. high-yield bonds comprised more than 60% of Index as of October 31, 2013, the bulk of the non-U.S. bonds in the Index were denominated in euros. The euro appreciated by approximately 4.5% versus the U.S. dollar for the reporting period, and a weaker U.S. dollar increases returns on non-U.S. investments for U.S. investors. Among the remaining currencies represented in the Index, the U.S. dollar rallied by 0.5% against the British pound and 4.5% versus the Canadian dollar, which reduced returns on high-yield bonds in these two countries.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Baa2	0.20%
Baa3	0.47
Ba1	10.46
Ba2	14.42
Ba3	19.22
B1	20.48
B2	9.05
B3	11.90
Caa1	7.16
Caa2	2.79
Caa3	0.37
Ca	0.26
Not Rated	3.22

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*

United States	63.33%
Luxembourg	7.05
United Kingdom	4.69
France	4.62
Germany	4.35
Netherlands	3.95
Canada	3.03
Italy	2.42
Ireland	1.65
Spain	1.63

TOTAL	96.72%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2013 and held through October 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 50.20%

BRAZIL — 11.11%
Banco Bradesco SA
5.90%, 01/16/21[b]	$100	$102,750
6.75%, 09/29/19[b]	150	165,900
Banco BTG Pactual SA
4.00%, 01/16/20[b]	200	181,300
Banco Santander Brasil SA
4.50%, 04/06/15[b]	100	103,500
Banco Votorantim SA
7.38%, 01/21/20[b]	100	108,000
Braskem Finance Ltd.
7.00%, 05/07/20[b]	100	109,250
7.25%, 06/05/18[b]	100	111,500
BRF SA
3.95%, 05/22/23[b]	200	180,000
CSN Resources SA
6.50%, 07/21/20[b]	100	102,250
Fibria Overseas Finance Ltd.
7.50%, 05/04/20 (Call 05/04/15)[b]	100	110,000
Gerdau Trade Inc.
5.75%, 01/30/21[b]	100	103,100
GTL Trade Finance Inc.
7.25%, 10/20/17[b]	200	223,500
Itau Unibanco Holding SA
5.50%, 08/06/22[b]	200	197,000
5.75%, 01/22/21[b]	200	203,600
6.20%, 04/15/20[b]	100	107,000
JBS USA LLC/JBS USA Finance Inc.
7.25%, 06/01/21 (Call 06/01/15)[b]	86	88,365
8.25%, 02/01/20 (Call 02/01/15)[b]	63	67,568
Marfrig Overseas Ltd.
9.50%, 05/04/20 (Call 05/04/15)[b]	100	96,500
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 06/30/21 (Call 06/30/20)[b]	94	99,303
Odebrecht Finance Ltd.
4.38%, 04/25/25[b]	200	179,500
Telemar Norte Leste SA
5.50%, 10/23/20[b]	200	192,000
Vale Overseas Ltd.
4.38%, 01/11/22	200	195,704
4.63%, 09/15/20	75	77,633
5.63%, 09/15/19	75	82,247

Security	Principal (000s)	Value

6.25%, 01/23/17	$75	$83,805
6.88%, 11/21/36	169	175,762
6.88%, 11/10/39	100	103,443
8.25%, 01/17/34	50	58,404
Vale SA
5.63%, 09/11/42	100	90,257
Voto Votorantim Overseas Trading Co.
6.63%, 09/25/19[b]	200	227,300

		3,926,441
CHILE — 0.54%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	37	36,253
Cencosud SA
5.50%, 01/20/21[b]	150	155,552

		191,805
CHINA — 4.38%
Agile Property Holdings Ltd.
8.88%, 04/28/17 (Call 04/28/14)[b]	200	210,500
Baidu Inc.
2.25%, 11/28/17	200	198,530
China Overseas Finance II Ltd.
5.50%, 11/10/20[b]	200	211,381
Evergrande Real Estate Group Ltd.
13.00%, 01/27/15[b]	100	107,250
Kaisa Group Holdings Ltd.
8.88%, 03/19/18 (Call 03/19/16)[b]	200	204,000
Longfor Properties Co. Ltd.
9.50%, 04/07/16 (Call 04/07/14)[b]	200	213,500
Shimao Property Holdings Ltd.
9.65%, 08/03/17 (Call 08/03/14)[b]	200	215,240
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	200	188,607

		1,549,008
COLOMBIA — 1.40%
Banco Davivienda SA
2.95%, 01/29/18[b]	200	195,000
Bancolombia SA
5.13%, 09/11/22	50	47,750
6.13%, 07/26/20	147	155,085
Pacific Rubiales Energy Corp.
5.13%, 03/28/23 (Call 03/28/18)[b]	100	95,750

		493,585

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

HONG KONG — 3.80%
Bank of China Hong Kong Ltd.
5.55%, 02/11/20[b]	$200	$218,372
Bank of East Asia Ltd.
6.13%, 07/16/20	100	111,975
CITIC Pacific Ltd.
6.63%, 04/15/21[b]	100	97,500
Hongkong Land Finance (Cayman Island) Co. Ltd. (The)
4.50%, 10/07/25	100	99,057
Hutchison Whampoa Finance (CI) Ltd.
7.45%, 08/01/17[b]	100	119,292
Hutchison Whampoa International Ltd.
4.63%, 09/11/15[b]	100	106,366
7.45%, 11/24/33[b]	100	129,047
7.63%, 04/09/19[b]	200	243,535
Li & Fung Ltd.
5.25%, 05/13/20[b]	100	106,525
Swire Pacific MTN Financing Ltd.
5.50%, 08/19/19[b]	100	111,507

		1,343,176
INDIA — 3.69%
Axis Bank Ltd.
4.75%, 05/02/16[b]	100	103,085
Bharti Airtel International Netherlands BV
5.13%, 03/11/23[b]	200	187,500
ICICI Bank Ltd.
5.00%, 01/15/16[b]	116	120,869
5.75%, 11/16/20[b]	100	103,599
6.38%, 04/30/22 (Call 04/30/17)[b,c]	100	95,000
Reliance Holdings USA Inc.
5.40%, 02/14/22[b]	250	255,612
State Bank of India
4.50%, 07/27/15[b]	100	103,089
Vedanta Resources PLC
9.50%, 07/18/18[b]	300	333,360

		1,302,114
ISRAEL — 0.39%
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	150	139,112

		139,112

Security	Principal (000s)	Value

JAMAICA — 0.85%
Digicel Group Ltd.
10.50%, 04/15/18 (Call 04/15/14)[b]	$100	$108,000
Digicel Ltd.
6.00%, 04/15/21 (Call 04/15/16)[b]	200	194,000

		302,000
KAZAKHSTAN — 0.30%
Halyk Savings Bank of Kazakhstan JSC
7.25%, 05/03/17[b]	100	107,000

		107,000
KUWAIT — 0.34%
Kuwait Projects Co.
9.38%, 07/15/20	100	120,000

		120,000
MEXICO — 5.39%
America Movil SAB de CV
3.13%, 07/16/22	200	188,324
5.00%, 10/16/19	125	137,871
5.00%, 03/30/20	200	218,950
5.75%, 01/15/15	60	63,340
6.13%, 03/30/40	100	106,953
6.38%, 03/01/35	50	54,660
BBVA Bancomer SA Texas Agency
7.25%, 04/22/20[b]	300	328,500
Cemex Espana SA (Luxembourg)
9.25%, 05/12/20 (Call 05/12/15)[b]	100	109,000
Cemex Finance LLC
9.38%, 10/12/22 (Call 10/12/17)[b]	200	224,500
Cemex SAB de CV
9.00%, 01/11/18 (Call 01/11/15)[b]	200	217,500
Grupo Bimbo SAB de CV
4.50%, 01/25/22[b]	100	102,109
Grupo Televisa SAB de CV CPO
6.63%, 01/15/40	56	62,046
NII Capital Corp.
7.63%, 04/01/21 (Call 04/01/16)	100	58,000
8.88%, 12/15/19 (Call 12/15/14)	50	31,250

		1,903,003
PERU — 1.24%
Banco de Credito del Peru
5.38%, 09/16/20[b]	100	105,750
6.13%, 04/24/27 (Call 04/24/22)[b,c]	100	104,500

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Southern Copper Corp.
5.25%, 11/08/42	$90	$74,427
6.75%, 04/16/40	48	47,321
7.50%, 07/27/35	100	106,890

		438,888
QATAR — 0.84%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.75%, 09/30/19[b]	250	297,500

		297,500
RUSSIA — 5.63%
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.88%, 09/25/17[b]	300	336,372
Evraz Group SA
9.50%, 04/24/18[b]	200	219,500
LUKOIL International Finance BV
3.42%, 04/24/18[b]	200	201,500
6.66%, 06/07/22[b]	120	134,850
7.25%, 11/05/19[b]	100	116,670
Metalloinvest Finance Ltd.
5.63%, 04/17/20[b]	200	199,000
MTS International Funding Ltd.
8.63%, 06/22/20[b]	100	120,500
Rosneft Finance SA
7.25%, 02/02/20[b]	100	114,250
Severstal OAO Via Steel Capital SA
6.70%, 10/25/17[b]	200	214,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.13%, 04/30/18[b]	100	116,750
VimpelCom Holdings BV
7.50%, 03/01/22[b]	200	214,500

		1,988,392
SINGAPORE — 2.64%
DBS Bank Ltd.
2.35%, 02/28/17[b]	200	204,885
Flextronics International Ltd.
4.63%, 02/15/20	100	100,250
Noble Group Ltd.
6.75%, 01/29/20[b]	100	105,375
Oversea-Chinese Banking Corp. Ltd.
3.75%, 11/15/22 (Call 11/15/17)[b,c]	100	103,341

Security	Principal (000s)	Value

4.25%, 11/18/19 (Call 11/18/14)[c]	$100	$102,449
PSA International Pte Ltd.
3.88%, 02/11/21[b]	100	103,222
SingTel Group Treasury Pte Ltd.
4.50%, 09/08/21[b]	200	212,288

		931,810
SOUTH AFRICA — 0.58%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	50	44,444
5.38%, 04/15/20	50	47,723
Standard Bank PLC
8.13%, 12/02/19	100	112,125

		204,292
SOUTH KOREA — 3.12%
Hana Bank
4.00%, 11/03/16[b]	200	211,826
Hyundai Capital America
2.13%, 10/02/17[b]	50	50,250
Hyundai Capital Services Inc.
6.00%, 05/05/15[b]	200	213,618
Korea Electric Power Corp.
3.00%, 10/05/15[b]	100	103,136
POSCO
4.25%, 10/28/20[b]	200	207,169
Shinhan Bank
4.38%, 09/15/15[b]	200	210,673
Woori Bank Co. Ltd.
6.21%, 05/02/37 (Call 05/02/17)[b,c]	100	105,000

		1,101,672
THAILAND — 0.92%
Bangkok Bank PCL
4.80%, 10/18/20[b]	100	105,787
PTTEP Canada International Finance Ltd.
5.69%, 04/05/21[b]	200	219,329

		325,116
TURKEY — 2.20%
Akbank TAS
5.00%, 10/24/22[b]	200	189,100
Turkiye Is Bankasi AS
3.88%, 11/07/17[b]	200	194,760
Turkiye Vakiflar Bankasi Tao
5.75%, 04/24/17[b]	200	207,760

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Yapi ve Kredi Bankasi AS
4.00%, 01/22/20[b]	$200	$184,000

		775,620
UKRAINE — 0.28%
Metinvest BV
10.25%, 05/20/15[b]	100	100,000

		100,000
UNITED ARAB EMIRATES — 0.56%
Emirates NBD PJSC
4.88%, 03/28/23[b,c]	200	197,766

		197,766

TOTAL CORPORATE BONDS & NOTES
(Cost: $18,116,395)		17,738,300

FOREIGN AGENCY OBLIGATIONS[a] — 48.02%

BRAZIL — 7.10%
Banco do Brasil SA
5.38%, 01/15/21[b]	100	100,000
5.88%, 01/19/23[b]	200	198,000
Banco Nacional de Desenvolvimento Economico e Social
6.37%, 06/16/18[b]	100	110,000
6.50%, 06/10/19[b]	100	110,375
Caixa Economica Federal
2.38%, 11/06/17[b]	150	142,500
Centrais Eletricas Brasileiras SA
6.88%, 07/30/19[b]	200	218,500
Petrobras Global Finance BV
4.38%, 05/20/23	100	92,409
5.63%, 05/20/43	100	85,492
Petrobras International Finance Co.
3.50%, 02/06/17	75	76,126
3.88%, 01/27/16	200	206,770
5.38%, 01/27/21	375	381,290
5.75%, 01/20/20	150	158,439
5.88%, 03/01/18	100	108,106
6.75%, 01/27/41	125	123,506
6.88%, 01/20/40	75	75,069
7.88%, 03/15/19	200	232,949
8.38%, 12/10/18	75	88,961

		2,508,492
CHILE — 1.82%
Banco del Estado de Chile
4.13%, 10/07/20[b]	150	154,012

Security	Principal (000s)	Value

Corporacion Nacional del Cobre de Chile
3.75%, 11/04/20[b]	$100	$100,592
4.25%, 07/17/42[b]	200	166,465
7.50%, 01/15/19[b]	100	121,217
Empresa Nacional del Petroleo
4.75%, 12/06/21[b]	100	100,843

		643,129
CHINA — 3.07%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	200	185,772
CNOOC Finance 2012 Ltd.
5.00%, 05/02/42[b]	200	196,238
CNPC HK Overseas Capital Ltd.
4.50%, 04/28/21[b]	200	207,807
Export-Import Bank of China (The)
4.88%, 07/21/15[b]	100	105,928
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	200	204,550
Sinopec Capital 2013 Ltd.
3.13%, 04/24/23[b]	200	183,441

		1,083,736
COLOMBIA — 0.62%
Ecopetrol SA
7.38%, 09/18/43	100	114,625
7.63%, 07/23/19	87	104,835

		219,460
INDIA — 0.58%
Indian Oil Corp. Ltd.
4.75%, 01/22/15[b]	200	205,265

		205,265
INDONESIA — 2.31%
Majapahit Holding BV
7.75%, 01/20/20[b]	220	252,450
7.88%, 06/29/37[b]	100	111,500
PT Pertamina (Persero) Tbk
4.30%, 05/20/23[b]	300	273,750
6.00%, 05/03/42[b]	200	177,000

		814,700
ISRAEL — 0.61%
Israel Electric Corp. Ltd.
6.88%, 06/21/23[b]	200	214,300

		214,300

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

KAZAKHSTAN — 2.40%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	$200	$184,500
KazMunaiGaz Finance Sub BV
7.00%, 05/05/20[b]	200	228,750
9.13%, 07/02/18[b]	200	244,750
KazMunayGas National Co. JSC
4.40%, 04/30/23[b]	200	189,740

		847,740
MALAYSIA — 1.32%
Penerbangan Malaysia Bhd
5.63%, 03/15/16[b]	100	109,392
Petroliam Nasional Bhd
7.63%, 10/15/26[b]	100	130,482
Petronas Capital Ltd.
5.25%, 08/12/19[b]	200	225,010

		464,884
MEXICO — 5.22%
Comision Federal de Electricidad
4.88%, 05/26/21[b]	200	208,500
Pemex Project Funding Master Trust
5.75%, 03/01/18	200	223,000
6.63%, 06/15/35	250	271,250
Petroleos Mexicanos
4.88%, 03/15/15	150	157,500
4.88%, 01/24/22	75	78,000
5.50%, 01/21/21	250	272,500
5.50%, 06/27/44	175	163,625
6.00%, 03/05/20	100	112,250
6.50%, 06/02/41	210	223,650
8.00%, 05/03/19	110	134,420

		1,844,695
PHILIPPINES — 0.67%
Power Sector Assets & Liabilities Management Corp.
6.88%, 11/02/16[b]	100	112,750
7.39%, 12/02/24[b]	100	125,750

		238,500
QATAR — 2.39%
Nakilat Inc.
6.07%, 12/31/33[b]	100	107,500
Qatari Diar Finance QSC
3.50%, 07/21/15[b]	100	103,663
5.00%, 07/21/20[b]	100	110,750

Security	Principal (000s)	Value

QNB Finance Ltd.
2.13%, 02/14/18[b]	$200	$195,250
Qtel International Finance Ltd.
5.00%, 10/19/25[b]	200	204,500
7.88%, 06/10/19[b]	100	124,125

		845,788
RUSSIA — 4.90%
Gazprom OAO Via Gaz Capital SA
6.21%, 11/22/16[b]	100	110,070
7.29%, 08/16/37[b]	100	111,000
8.63%, 04/28/34[b]	50	61,750
9.25%, 04/23/19[b]	100	124,750
Gazprom OAO Vis Gaz Capital SA
8.15%, 04/11/18[b]	100	117,750
Russian Agricultural Bank OJSC Via RSHB Capital SA
6.30%, 05/15/17[b]	100	107,750
Russian Railways OJSC via RZD Capital PLC
5.74%, 04/03/17[b]	100	107,625
Sberbank of Russia Via SB Capital SA
6.13%, 02/07/22[b]	200	216,750
Transneft OJSC Via TransCapitalInvest Ltd.
8.70%, 08/07/18[b]	100	122,250
Vnesheconombank Via VEB Finance PLC
5.45%, 11/22/17[b]	100	107,850
6.90%, 07/09/20[b]	100	112,580
VTB Bank OJSC Via VTB Capital SA
6.25%, 06/30/35[b]	200	212,500
6.55%, 10/13/20[b]	100	107,875
6.88%, 05/29/18[b]	100	110,180

		1,730,680
SOUTH AFRICA — 1.16%
Eskom Holdings Ltd.
5.75%, 01/26/21[b]	200	202,000
Transnet SOC Ltd.
4.50%, 02/10/16[b]	200	208,310

		410,310
SOUTH KOREA — 5.16%
Export-Import Bank of Korea (The)
4.00%, 01/29/21	100	104,250

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

4.13%, 09/09/15	$100	$105,437
4.38%, 09/15/21	200	213,014
5.13%, 06/29/20	100	111,741
Korea Development Bank (The)
3.25%, 03/09/16	100	103,787
3.88%, 05/04/17	200	213,578
Korea Expressway Corp.
5.13%, 05/20/15[b]	50	52,888
Korea Finance Corp.
3.25%, 09/20/16	200	208,447
Korea Gas Corp.
4.25%, 11/02/20[b]	200	211,350
Korea Hydro & Nuclear Power Co. Ltd.
3.00%, 09/19/22[b]	200	187,416
Korea National Oil Corp.
2.88%, 11/09/15[b]	200	206,204
National Agricultural Cooperative Federation
4.25%, 01/28/16[b]	100	105,337

		1,823,449
THAILAND — 0.53%
PTT PCL
3.38%, 10/25/22[b]	200	186,725

		186,725
TRINIDAD AND TOBAGO — 0.36%
Petroleum Co. of Trinidad & Tobago Ltd.
9.75%, 08/14/19[b]	100	127,250

		127,250
UNITED ARAB EMIRATES — 4.92%
Abu Dhabi National Energy Co.
5.88%, 10/27/16[b]	100	111,350
6.25%, 09/16/19[b]	100	114,750
6.50%, 10/27/36[b]	100	117,500
7.25%, 08/01/18[b]	100	119,125
Dolphin Energy Ltd.
5.89%, 06/15/19[b]	155	171,035
DP World Ltd.
6.85%, 07/02/37[b]	100	104,500
Dubai Electricity & Water Authority
7.38%, 10/21/20[b]	200	234,250

Security	Principal or Shares (000s)	Value
IPIC GMTN Ltd/International Petroleum Investment Co.
3.75%, 03/01/17[b]	$200	$211,500
5.00%, 11/15/20[b]	250	271,563
MDC-GMTN BV
3.75%, 04/20/16[b]	200	211,054
Waha Aerospace BV
3.93%, 07/28/20[b]	70	73,850

		1,740,477
VENEZUELA — 2.88%
Petroleos de Venezuela SA
5.00%, 10/28/15	100	86,750
5.25%, 04/12/17[b]	150	120,375
5.38%, 04/12/27[b]	225	138,375
5.50%, 04/12/37[b]	50	29,375
8.50%, 11/02/17[b]	360	323,100
9.00%, 11/17/21[b]	150	123,000
12.75%, 02/17/22[b]	200	198,000

		1,018,975

TOTAL FOREIGN AGENCY OBLIGATIONS
(Cost: $17,578,104)		16,968,555

SHORT-TERM INVESTMENTS — 0.52%

MONEY MARKET FUNDS — 0.52%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	186	185,824

		185,824

TOTAL SHORT-TERM INVESTMENTS
(Cost: $185,824)		185,824

TOTAL INVESTMENTS IN SECURITIES — 98.74%
(Cost: $35,880,323)		34,892,679
Other Assets, Less Liabilities — 1.26%		445,109

NET ASSETS — 100.00%		$35,337,788

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 27.33%

BRAZIL — 2.56%
Banco BTG Pactual SA
5.75%, 09/28/22[b]	$500	$462,600
CSN Resources SA
6.50%, 07/21/20[b]	800	818,000
Fibria Overseas Finance Ltd.
6.75%, 03/03/21 (Call 03/03/16)[b]	400	438,000
7.50%, 05/04/20 (Call 05/04/15)[b]	491	540,100
JBS USA LLC/JBS USA Finance Inc.
7.25%, 06/01/21 (Call 06/01/15)[b]	250	256,875
8.25%, 02/01/20 (Call 02/01/15)[b]	800	858,000
Marfrig Holding Europe BV
8.38%, 05/09/18[b]	600	565,500
9.88%, 07/24/17 (Call 01/24/16)[b]	500	499,375
Marfrig Overseas Ltd.
9.50%, 05/04/20 (Call 05/04/15)[b]	200	193,000
Minerva Luxembourg SA
7.75%, 01/31/23 (Call 01/31/18)[b]	600	582,000

		5,213,450
CHINA — 4.26%
Agile Property Holdings Ltd.
8.88%, 04/28/17 (Call 04/28/14)[b]	800	842,000
9.88%, 03/20/17[b]	200	219,000
China CITIC Bank International Ltd.
6.88%, 06/24/20	300	334,937
CITIC Pacific Ltd.
6.63%, 04/15/21[b]	900	877,500
6.80%, 01/17/23[b]	200	187,250
6.88%, 01/21/18[b]	1,000	1,040,000
Country Garden Holdings Co. Ltd.
7.50%, 01/10/23 (Call 01/10/18)[b]	500	498,125
11.13%, 02/23/18 (Call 02/23/15)[b]	600	669,720
Evergrande Real Estate Group Ltd.
13.00%, 01/27/15[b]	650	697,125
Greentown China Holdings Ltd.
8.50%, 02/04/18 (Call 02/04/16)[b]	400	418,480
Kaisa Group Holdings Ltd.
10.25%, 01/08/20 (Call 01/08/17)[b]	600	618,000
Longfor Properties Co. Ltd.
6.75%, 01/29/23 (Call 01/29/18)[b]	400	373,919
9.50%, 04/07/16 (Call 04/07/14)[b]	300	320,250

Security	Principal (000s)	Value

Shimao Property Holdings Ltd.
6.63%, 01/14/20 (Call 01/14/17)[b]	$600	$579,000
9.65%, 08/03/17 (Call 08/03/14)[b]	200	215,240
SOHO China Ltd.
5.75%, 11/07/17 (Call 11/07/15)[b]	600	600,750
Yancoal International Resources Development Co. Ltd.
5.73%, 05/16/22[b]	200	187,100

		8,678,396
COLOMBIA — 1.39%
Banco Davivienda SA
5.88%, 07/09/22[b]	200	197,600
Bancolombia SA
5.13%, 09/11/22	1,000	955,000
6.13%, 07/26/20	500	527,500
Pacific Rubiales Energy Corp.
5.13%, 03/28/23 (Call 03/28/18)[b]	400	383,000
7.25%, 12/12/21 (Call 12/12/16)[b]	700	770,000

		2,833,100
INDIA — 2.12%
Bharti Airtel International Netherlands BV
5.13%, 03/11/23[b]	900	843,750
ICICI Bank Ltd.
6.38%, 04/30/22 (Call 04/30/17)[b,c]	654	621,300
Vedanta Resources PLC
6.00%, 01/31/19[b]	800	772,000
6.75%, 06/07/16[b]	800	834,000
7.13%, 05/31/23[b]	200	191,000
8.25%, 06/07/21[b]	600	618,000
9.50%, 07/18/18[b]	400	444,480

		4,324,530
JAMAICA — 1.27%
Digicel Group Ltd.
8.25%, 09/30/20 (Call 09/30/16)[b]	1,100	1,160,500
10.50%, 04/15/18 (Call 04/15/14)[b]	300	324,000
Digicel Ltd.
6.00%, 04/15/21 (Call 04/15/16)[b]	1,000	970,000
8.25%, 09/01/17 (Call 12/02/13)[b]	130	135,395

		2,589,895

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2013

Security	Principal (000s)	Value

KAZAKHSTAN — 0.31%
Halyk Savings Bank of Kazakhstan JSC
7.25%, 05/03/17[b]	$400	$428,000
7.25%, 01/28/21[b]	200	210,500

		638,500
MACAU — 0.39%
MCE Finance Ltd.
5.00%, 02/15/21 (Call 02/15/16)[b]	800	792,000

		792,000
MEXICO — 3.68%
BBVA Bancomer SA Texas Agency
7.25%, 04/22/20[b]	700	766,500
Cemex Espana SA (Luxembourg)
9.25%, 05/12/20 (Call 05/12/15)[b]	1,200	1,308,000
9.88%, 04/30/19 (Call 04/30/16)[b]	100	113,000
Cemex Finance LLC
9.38%, 10/12/22 (Call 10/12/17)[b]	1,100	1,234,750
Cemex SAB de CV
5.88%, 03/25/19 (Call 03/25/16)[b]	400	391,500
6.50%, 12/10/19 (Call 12/10/17)[b]	400	406,000
9.00%, 01/11/18 (Call 01/11/15)[b]	1,397	1,519,238
Mexichem SAB de CV
4.88%, 09/19/22[b]	600	594,000
NII Capital Corp.
7.63%, 04/01/21 (Call 04/01/16)	950	551,000
8.88%, 12/15/19 (Call 12/15/14)	200	125,000
10.00%, 08/15/16 (Call 12/02/13)	620	483,600

		7,492,588
PERU — 0.15%
Banco de Credito del Peru
6.13%, 04/24/27 (Call 04/24/22)[b,c]	300	313,500

		313,500
RUSSIA — 8.21%
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.50%, 09/26/19[b]	400	426,000
7.75%, 04/28/21[b]	750	815,625
7.88%, 09/25/17[b]	800	896,992
ALROSA Finance SA
7.75%, 11/03/20[b]	600	678,000

Security	Principal (000s)	Value

Credit Bank of Moscow
7.70%, 02/01/18[b]	$500	$520,000
Evraz Group SA
6.50%, 04/22/20[b]	800	760,000
8.25%, 11/10/15[b]	400	429,520
9.50%, 04/24/18[b]	1,100	1,207,250
Home Credit & Finance Bank LLC
9.38%, 04/24/20 (Call 04/24/18)[b,c]	500	513,750
Metalloinvest Finance Ltd.
5.63%, 04/17/20[b]	600	597,000
6.50%, 07/21/16[b]	400	427,000
MTS International Funding Ltd.
5.00%, 05/30/23[b]	600	576,000
8.63%, 06/22/20[b]	200	241,000
Nomos Bank OJSC Via Nomos Capital PLC
7.25%, 04/25/18[b]	400	403,500
Novolipetsk Steel OJSC Via Steel Funding Ltd.
4.45%, 02/19/18[b]	600	600,000
4.95%, 09/26/19[b]	200	199,250
Promsvyazbank OJSC via PSB Finance SA
10.20%, 11/06/19[b]	400	430,000
Russian Standard Bank
9.25%, 07/11/17[b]	100	105,000
Severstal OAO Via Steel Capital SA
5.90%, 10/17/22[b]	200	194,750
6.70%, 10/25/17[b]	1,100	1,179,750
Sibur Securities Ltd.
3.91%, 01/31/18[b]	700	684,250
TMK OAO
7.75%, 01/27/18[b]	500	523,750
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.75%, 02/02/21[b]	600	657,000
9.13%, 04/30/18[b]	900	1,050,750
VimpelCom Holdings BV
5.20%, 02/13/19[b]	400	400,000
5.95%, 02/13/23[b]	900	866,250
6.25%, 03/01/17[b]	600	639,000
7.50%, 03/01/22[b]	650	697,125

		16,718,512

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2013

Security	Principal (000s)	Value

SINGAPORE — 0.48%
Flextronics International Ltd.
5.00%, 02/15/23	$650	$648,375
Global A&T Electronics Ltd.
10.00%, 02/01/19[b]	400	320,000

		968,375
SOUTH AFRICA — 0.70%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	500	444,433
5.38%, 04/15/20	300	286,339
Gold Fields Orogen Holding BVI Ltd.
4.88%, 10/07/20[b]	800	685,178

		1,415,950
SOUTH KOREA — 0.47%
Woori Bank Co. Ltd.
6.21%, 05/02/37 (Call 05/02/17)[b,c]	900	945,000

		945,000
TURKEY — 0.87%
Turkiye Is Bankasi AS
6.00%, 10/24/22[b]	500	480,000
Turkiye Vakiflar Bankasi Tao
6.00%, 11/01/22[b]	600	563,250
Yapi ve Kredi Bankasi AS
5.50%, 12/06/22[b]	800	725,000

		1,768,250
UKRAINE — 0.47%
Metinvest BV
8.75%, 02/14/18[b]	500	451,250
10.25%, 05/20/15[b]	500	500,000

		951,250
TOTAL CORPORATE BONDS & NOTES
(Cost: $56,360,289)		55,643,296

FOREIGN AGENCY OBLIGATIONS[a] — 13.05%

BRAZIL — 1.11%
Banco do Brasil SA
5.88%, 01/19/23[b]	400	396,000
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21[b]	1,000	985,000
6.88%, 07/30/19[b]	800	874,000

		2,255,000

Security	Principal (000s)	Value

INDONESIA — 3.93%
Majapahit Holding BV
7.75%, 10/17/16[b]	$1,000	$1,120,000
7.75%, 01/20/20[b]	1,300	1,491,750
7.88%, 06/29/37[b]	200	223,000
PT Pertamina (Persero) Tbk
4.30%, 05/20/23[b]	1,900	1,733,750
5.25%, 05/23/21[b]	400	399,000
5.63%, 05/20/43[b]	2,300	1,932,000
6.00%, 05/03/42[b]	200	177,000
PT Perusahaan Gas Negara (Persero) Tbk
5.25%, 10/24/42[b]	900	724,500
5.50%, 11/22/21[b]	200	201,000

		8,002,000
ISRAEL — 1.15%
Israel Electric Corp. Ltd.
5.63%, 06/21/18[b]	1,300	1,368,250
6.88%, 06/21/23[b]	900	964,350

		2,332,600
RUSSIA — 0.40%
VTB Bank OJSC Via VTB Capital SA
6.95%, 10/17/22[b]	800	820,000

		820,000
SOUTH AFRICA — 0.26%
Transnet SOC Ltd.
4.00%, 07/26/22[b]	600	537,000

		537,000
SRI LANKA — 0.19%
Bank of Ceylon
5.33%, 04/16/18[b]	200	192,000
6.88%, 05/03/17[b]	200	205,000

		397,000
TURKEY — 0.51%
Export Credit Bank of Turkey
5.38%, 11/04/16[b]	800	836,000
5.88%, 04/24/19[b]	200	209,700

		1,045,700
UKRAINE — 0.17%
Oschadbank
8.25%, 03/10/16[b]	400	344,000

		344,000

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2013

Security	Principal (000s)	Value

VENEZUELA — 5.33%
Petroleos de Venezuela SA
5.00%, 10/28/15	$800	$694,000
5.25%, 04/12/17[b]	1,900	1,524,750
5.38%, 04/12/27[b]	1,970	1,211,550
5.50%, 04/12/37[b]	720	423,000
8.50%, 11/02/17[b]	3,900	3,500,250
9.00%, 11/17/21[b]	1,850	1,517,000
12.75%, 02/17/22[b]	2,000	1,980,000

		10,850,550

TOTAL FOREIGN AGENCY OBLIGATIONS
(Cost: $27,248,117)		26,583,850

FOREIGN GOVERNMENT OBLIGATIONS[a] — 56.86%

ARGENTINA — 1.79%
Argentina (Republic of)
2.50%, 12/31/38[d]	3,430	1,251,950
8.28%, 12/31/33	609	426,475
8.28%, 12/31/33	1,987	1,425,664
8.75%, 06/02/17	620	539,400

		3,643,489
BELARUS — 0.64%
Belarus (Republic of)
8.75%, 08/03/15[b]	800	801,000
8.95%, 01/26/18[b]	500	497,500

		1,298,500
COSTA RICA — 0.64%
Costa Rica (Republic of)
4.25%, 01/26/23[b]	800	760,000
4.38%, 04/30/25[b]	200	184,000
5.63%, 04/30/43[b]	400	355,000

		1,299,000
CROATIA — 2.26%
Croatia (Republic of)
5.50%, 04/04/23[b]	1,000	992,500
6.25%, 04/27/17[b]	500	533,460
6.38%, 03/24/21[b]	1,300	1,379,625
6.63%, 07/14/20[b]	200	216,000
6.75%, 11/05/19[b]	1,350	1,471,500

		4,593,085

Security	Principal (000s)	Value

DOMINICAN REPUBLIC — 1.04%
Dominican Republic
5.88%, 04/18/24[b]	$600	$590,100
7.50%, 05/06/21[b]	800	885,200
9.04%, 01/23/18[b]	590	648,343

		2,123,643
ECUADOR — 0.31%
Ecuador (Republic of)
9.38%, 12/15/15[b]	600	639,000

		639,000
EGYPT — 0.44%
Egypt (Arab Republic of)
5.75%, 04/29/20[b]	700	644,000
6.88%, 04/30/40[b]	300	249,000

		893,000
EL SALVADOR — 1.23%
El Salvador (Republic of)
5.88%, 01/30/25[b]	600	595,500
7.63%, 02/01/41[b]	450	469,125
7.65%, 06/15/35[b]	800	846,000
7.75%, 01/24/23[b]	120	135,300
8.25%, 04/10/32[b]	400	456,000

		2,501,925
GUATEMALA — 0.44%
Guatemala (Republic of)
4.88%, 02/13/28[b]	500	471,000
5.75%, 06/06/22[b]	400	424,400

		895,400
HUNGARY — 3.69%
Hungary (Republic of)
4.13%, 02/19/18	500	505,000
4.75%, 02/03/15	995	1,022,362
5.38%, 02/21/23	1,300	1,294,865
6.25%, 01/29/20	1,500	1,630,500
6.38%, 03/29/21	1,900	2,063,875
7.63%, 03/29/41	882	993,353

		7,509,955
INDONESIA — 8.57%
Indonesia (Republic of)
3.38%, 04/15/23[b]	1,300	1,170,000
3.75%, 04/25/22[b]	1,200	1,131,000
4.63%, 04/15/43[b]	1,300	1,103,375

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2013

Security	Principal (000s)	Value

4.88%, 05/05/21[b]	$2,200	$2,282,500
5.25%, 01/17/42[b]	200	185,000
5.88%, 03/13/20[b]	600	657,000
6.88%, 01/17/18[b]	1,800	2,043,000
7.50%, 01/15/16[b]	1,600	1,792,000
7.75%, 01/17/38[b]	2,000	2,437,500
8.50%, 10/12/35[b]	1,900	2,460,500
11.63%, 03/04/19[b]	1,600	2,188,000

		17,449,875
JAMAICA — 0.41%
Jamaica (Government of)
8.00%, 06/24/19	600	586,500
8.00%, 03/15/39	300	250,500

		837,000
LEBANON — 3.08%
Lebanon (Republic of)
4.75%, 11/02/16[b]	500	493,750
5.15%, 11/12/18[b]	650	633,750
6.00%, 05/20/19[b]	200	199,000
6.38%, 03/09/20	1,000	1,010,000
8.25%, 04/12/21[b]	1,600	1,776,000
8.50%, 08/06/15	250	266,095
8.50%, 01/19/16[b]	330	356,812
9.00%, 03/20/17	1,380	1,538,700

		6,274,107
MOROCCO — 0.63%
Morocco (Republic of)
4.25%, 12/11/22[b]	800	752,000
5.50%, 12/11/42[b]	600	525,000

		1,277,000
NIGERIA — 0.42%
Nigeria (Federal Republic of)
5.13%, 07/12/18[b]	400	413,500
6.38%, 07/12/23[b]	200	211,500
6.75%, 01/28/21[b]	200	220,500

		845,500
PAKISTAN — 0.34%
Pakistan (Islamic Republic of)
6.88%, 06/01/17[b]	400	393,000
7.13%, 03/31/16[b]	300	298,500

		691,500

Security	Principal (000s)	Value

ROMANIA — 1.32%
Romania (Republic of)
4.38%, 08/22/23[b]	$1,100	$1,076,625
6.75%, 02/07/22[b]	1,400	1,617,000

		2,693,625
SERBIA — 1.37%
Serbia (Republic of)
4.88%, 02/25/20[b]	1,000	942,500
5.25%, 11/21/17[b]	400	398,000
7.25%, 09/28/21[b]	1,400	1,456,000

		2,796,500
SLOVENIA — 1.81%
Slovenia (Republic of)
4.75%, 05/10/18[b]	600	592,500
5.50%, 10/26/22[b]	1,400	1,338,750
5.85%, 05/10/23[b]	1,800	1,755,000

		3,686,250
SRI LANKA — 0.96%
Sri Lanka (Democratic Socialist Republic of)
5.88%, 07/25/22[b]	400	388,500
6.25%, 10/04/20[b]	1,250	1,267,188
6.25%, 07/27/21[b]	299	300,495

		1,956,183
TURKEY — 13.33%
Turkey (Republic of)
3.25%, 03/23/23	1,000	878,750
4.88%, 04/16/43	700	604,625
5.13%, 03/25/22	642	657,408
5.63%, 03/30/21	1,650	1,761,375
6.00%, 01/14/41	2,000	2,010,000
6.25%, 09/26/22	1,800	1,984,500
6.75%, 04/03/18	1,250	1,406,250
6.75%, 05/30/40	900	981,000
6.88%, 03/17/36	1,620	1,790,100
7.00%, 09/26/16	1,600	1,782,720
7.00%, 03/11/19	1,000	1,141,250
7.00%, 06/05/20	1,650	1,905,750
7.25%, 03/15/15	1,000	1,067,500
7.25%, 03/05/38	810	931,500
7.38%, 02/05/25	2,120	2,480,400
7.50%, 07/14/17	1,520	1,740,400

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2013

Security	Principal (000s)	Value

7.50%, 11/07/19	$750	$883,125
8.00%, 02/14/34	1,263	1,561,826
11.88%, 01/15/30	960	1,572,000

		27,140,479
UKRAINE — 2.80%
Ukraine (Government of)
6.25%, 06/17/16[b]	800	716,000
6.58%, 11/21/16[b]	600	537,000
6.75%, 11/14/17[b]	100	89,500
6.88%, 09/23/15[b]	600	549,000
7.50%, 04/17/23[b]	900	780,750
7.75%, 09/23/20[b]	1,300	1,176,500
7.80%, 11/28/22[b]	1,400	1,218,000
7.95%, 02/23/21[b]	700	634,375

		5,701,125
VENEZUELA — 8.75%
Venezuela (Bolivarian Republic of)
5.75%, 02/26/16[b]	875	778,750
6.00%, 12/09/20[b]	780	569,400
7.00%, 12/01/18[b]	550	457,875
7.00%, 03/31/38[b]	850	568,650
7.65%, 04/21/25	1,350	987,525
7.75%, 10/13/19[b]	1,850	1,517,000
8.25%, 10/13/24[b]	1,150	876,875
9.00%, 05/07/23[b]	1,480	1,202,500
9.25%, 09/15/27	2,720	2,244,000
9.25%, 05/07/28[b]	1,400	1,113,000
9.38%, 01/13/34	1,010	802,950
11.75%, 10/21/26[b]	1,700	1,572,500
11.95%, 08/05/31[b]	2,570	2,377,250
12.75%, 08/23/22[b]	2,100	2,115,750
13.63%, 08/15/18	600	637,500

		17,821,525
VIETNAM — 0.59%
Vietnam (Socialist Republic of)
6.75%, 01/29/20[b]	800	875,000
6.88%, 01/15/16[b]	300	324,000

		1,199,000

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $122,303,300)		115,766,666

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 0.56%

MONEY MARKET FUNDS — 0.56%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	1,141	$1,141,039

		1,141,039

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,141,039)		1,141,039

TOTAL INVESTMENTS IN SECURITIES — 97.80%
(Cost: $207,052,745)		199,134,851
Other Assets, Less Liabilities — 2.20%		4,469,074

NET ASSETS — 100.00%		$203,603,925

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2013

Security	Principal (000s)		Value

FOREIGN GOVERNMENT OBLIGATIONS — 97.72%

BRAZIL — 12.25%
Brazil (Federative Republic of)
0.00%, 01/01/14	BRL	49,024	$21,719,687
0.00%, 04/01/14	BRL	20,543	8,887,223
0.00%, 01/01/15	BRL	47,447	18,962,752
0.00%, 01/01/16	BRL	3,200	1,142,388
0.00%, 01/01/17	BRL	10,665	3,393,192
8.50%, 01/05/24	BRL	500	206,895
10.00%, 01/01/15	BRL	4,398	1,965,619
10.00%, 01/01/18	BRL	9,339	3,999,088
10.00%, 01/01/21	BRL	38,818	16,216,040
10.00%, 01/01/23	BRL	2,494	1,021,493
12.50%, 01/05/16	BRL	1,400	669,350

			78,183,727
CHILE — 0.07%
Chile (Republic of)
5.50%, 08/05/20	CLP	237,000	472,148

			472,148
COLOMBIA — 4.29%
Colombia (Republic of)
7.50%, 08/26/26	COP	13,009,800	7,167,799
7.75%, 04/14/21	COP	496,000	300,147
9.25%, 05/14/14	COP	26,232,000	14,258,726
9.85%, 06/28/27	COP	4,338,000	3,063,003
10.00%, 07/24/24	COP	2,060,000	1,373,664
11.25%, 10/24/18	COP	1,865,000	1,201,892

			27,365,231
CZECH REPUBLIC — 4.03%
Czech (Republic of)
2.75%, 03/31/14	CZK	36,920	1,967,191
3.80%, 04/11/15	CZK	109,000	6,044,869
4.20%, 12/04/36	CZK	48,730	2,942,664
4.60%, 08/18/18	CZK	147,200	9,025,617
5.70%, 05/25/24	CZK	82,940	5,760,439

			25,740,780
EGYPT — 1.50%
Egypt (Arab Republic of)
14.25%, 10/25/16	EGP	1,000	143,359
16.15%, 01/17/15	EGP	11,200	1,661,440

Security	Principal (000s)		Value

16.15%, 07/03/15	EGP	27,742	$4,155,722
16.55%, 04/10/17	EGP	10,000	1,495,289
16.58%, 08/14/17	EGP	14,000	2,110,680

			9,566,490
HUNGARY — 3.48%
Hungary (Republic of)
5.50%, 02/12/14	HUF	382,500	1,772,314
5.50%, 02/12/16	HUF	1,909,260	9,087,043
6.00%, 11/24/23	HUF	282,660	1,355,466
6.50%, 06/24/19	HUF	865,250	4,298,423
7.00%, 06/24/22	HUF	230,000	1,169,953
7.50%, 11/12/20	HUF	186,500	978,365
7.75%, 08/24/15	HUF	727,290	3,574,292

			22,235,856
INDONESIA — 4.43%
Indonesia (Republic of)
6.63%, 05/15/33	IDR	6,000,000	453,759
7.00%, 05/15/22	IDR	3,630,000	311,557
8.25%, 06/15/32	IDR	32,000,000	2,867,155
9.50%, 06/15/15	IDR	9,546,000	888,335
9.50%, 07/15/31	IDR	135,209,000	13,539,012
10.00%, 07/15/17	IDR	62,799,000	6,083,522
10.00%, 09/15/24	IDR	2,540,000	262,506
11.00%, 11/15/20	IDR	22,885,000	2,434,205
11.00%, 09/15/25	IDR	13,220,000	1,457,161

			28,297,212
ISRAEL — 4.43%
Israel (State of)
3.50%, 08/31/14	ILS	21,350	6,195,755
4.25%, 03/31/23	ILS	13,513	4,030,173
4.50%, 01/30/15	ILS	5,375	1,594,743
5.50%, 01/31/42	ILS	3,582	1,085,763
6.00%, 02/28/19	ILS	45,982	15,384,135

			28,290,569
MALAYSIA — 4.49%
Malaysia (Federation of)
3.49%, 03/31/20	MYR	6,155	1,941,423
3.84%, 08/12/15	MYR	16,605	5,337,669
4.13%, 04/15/32	MYR	7,400	2,349,788
5.09%, 04/30/14	MYR	15,750	5,044,961
5.73%, 07/30/19	MYR	39,666	13,982,625

			28,656,466

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2013

Security	Principal (000s)		Value

MEXICO — 7.40%
United Mexican States
6.25%, 06/16/16	MXN	49,436	$3,989,484
6.50%, 06/10/21	MXN	38,792	3,125,690
7.00%, 06/19/14	MXN	60,229	4,728,093
7.25%, 12/15/16	MXN	182,470	15,167,686
7.50%, 06/03/27	MXN	29,837	2,506,530
7.75%, 12/14/17	MXN	16,750	1,425,876
7.75%, 11/13/42	MXN	58,561	4,719,836
8.00%, 12/07/23	MXN	102,700	9,024,208
8.50%, 11/18/38	MXN	29,330	2,551,274

			47,238,677
NIGERIA — 0.90%
Nigeria (Federal Republic of)
4.00%, 04/23/15	NGN	466,000	2,602,322
10.00%, 07/23/30	NGN	162,000	823,262
15.10%, 04/27/17	NGN	273,000	1,848,939
16.39%, 01/27/22	NGN	62,000	470,193

			5,744,716
PERU — 1.01%
Peru (Republic of)
6.85%, 02/12/42	PEN	1,300	494,084
8.20%, 08/12/26	PEN	13,339	5,953,310

			6,447,394
PHILIPPINES — 3.23%
Philippines (Republic of the)
4.00%, 12/06/22	PHP	68,000	1,656,518
4.95%, 01/15/21	PHP	24,000	610,970
5.00%, 08/18/18	PHP	77,300	1,959,191
6.25%, 01/14/36	PHP	57,000	1,503,819
7.00%, 01/27/16	PHP	246,246	6,312,697
8.13%, 12/16/35	PHP	257,540	8,584,340

			20,627,535
POLAND — 6.68%
Poland (Republic of)
0.00%, 01/25/14	PLN	10,432	3,371,549
0.00%, 07/25/15	PLN	36,320	11,243,760
0.00%, 01/25/16	PLN	1,700	517,271
3.75%, 04/25/18	PLN	15,000	4,938,524
4.00%, 10/25/23	PLN	9,500	3,042,390
5.25%, 10/25/20	PLN	4,000	1,406,617
5.75%, 04/25/14	PLN	23,437	7,728,923

Security	Principal (000s)		Value

5.75%, 09/23/22	PLN	28,516	$10,368,283

			42,617,317
ROMANIA — 1.27%
Romania (Republic of)
5.75%, 01/27/16	RON	14,140	4,510,259
5.85%, 07/28/14	RON	6,120	1,911,489
5.90%, 07/26/17	RON	5,100	1,654,572

			8,076,320
RUSSIA — 4.25%
Russian Federation (The)
6.88%, 07/15/15	RUB	149,593	4,722,103
6.90%, 02/06/36[a]	RUB	22,500	630,314
7.10%, 03/13/14	RUB	83,500	2,612,892
7.40%, 04/19/17	RUB	124,000	3,969,481
7.60%, 04/14/21	RUB	164,556	5,320,060
7.85%, 03/10/18[b]	RUB	125,000	4,050,961
8.15%, 02/03/27	RUB	176,840	5,843,942

			27,149,753
SOUTH AFRICA — 4.41%
South Africa (Republic of)
6.25%, 03/31/36	ZAR	57,314	4,293,380
6.50%, 02/28/41	ZAR	81,983	6,129,232
6.75%, 03/31/21	ZAR	39,000	3,769,071
8.25%, 09/15/17	ZAR	122,211	12,909,823
13.50%, 09/15/15	ZAR	9,400	1,063,974

			28,165,480
SOUTH KOREA — 20.77%
Korea (Republic of)
2.75%, 09/10/17	KRW	9,271,640	8,662,067
2.82%, 08/02/14	KRW	21,956,190	20,726,271
3.00%, 12/10/13	KRW	17,540,900	16,543,429
3.59%, 04/02/14	KRW	13,000,000	12,305,972
4.00%, 03/10/16	KRW	15,270,600	14,782,574
4.00%, 12/10/31	KRW	16,473,490	16,264,766
4.75%, 12/10/30	KRW	2,400,000	2,581,095
5.00%, 06/10/20	KRW	8,100,000	8,432,018
5.25%, 09/10/15	KRW	11,702,460	11,521,972
5.25%, 03/10/27	KRW	5,000,000	5,560,641
5.50%, 09/10/17	KRW	2,281,600	2,344,042
5.50%, 12/10/29	KRW	5,259,930	6,079,552
5.75%, 09/10/18	KRW	6,400,000	6,751,993

			132,556,392

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2013

Security	Principal or Shares (000s)		Value

THAILAND — 4.39%
Thailand (Kingdom of)
3.13%, 12/11/15	THB	338,506	$10,934,967
3.58%, 12/17/27	THB	85,283	2,577,780
3.63%, 05/22/15	THB	76,193	2,480,820
3.78%, 06/25/32	THB	21,000	623,361
3.80%, 06/14/41	THB	30,000	847,740
5.67%, 03/13/28	THB	238,354	8,797,311
6.15%, 07/07/26	THB	45,029	1,729,388

			27,991,367
TURKEY — 4.44%
Turkey (Republic of)
6.30%, 02/14/18	TRY	11,060	5,204,543
7.50%, 09/24/14	TRY	5,355	2,687,862
8.50%, 09/14/22	TRY	6,294	3,133,968
9.00%, 03/05/14	TRY	3,548	1,793,937
9.00%, 01/27/16	TRY	30,215	15,537,893

			28,358,203

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $640,404,585)			623,781,633

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]		111	111,048

			111,048

TOTAL SHORT-TERM INVESTMENTS
(Cost: $111,048)			111,048

Value

TOTAL INVESTMENTS IN SECURITIES — 97.74%
(Cost: $640,515,633)	$623,892,681
Other Assets, Less Liabilities — 2.26%	14,448,890

NET ASSETS —100.00%	$638,341,571

BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EGP	— Egyptian Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
PEN	— Peru Nuevo
PHP	— Philippine Peso
PLN	— Polish Zloty
RON	— Romanian Leu
RUB	— New Russian Ruble
THB	— Thai Baht
TRY	— Turkish Lira
ZAR	— South African Rand

[a]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

CORPORATE BONDS & NOTES — 93.79%

AUSTRIA — 0.27%
Telekom Austria AG
5.63%, 12/31/49 (Call 02/01/18)[a,b]	EUR	100	$140,030

			140,030
BELGIUM — 0.29%
Barry Callebaut AG Registered
5.63%, 06/15/21[b]	EUR	100	150,062

			150,062
CANADA — 4.00%
Armtec Holdings Ltd.
8.88%, 09/22/17 (Call 12/02/13)	CAD	13	10,227
Athabasca Oil Corp.
7.50%, 11/19/17 (Call 11/19/14)[c]	CAD	150	134,847
Bombardier Inc.
6.13%, 05/15/21[b]	EUR	200	298,495
Cara Operations Ltd.
9.13%, 12/01/15 (Call 12/02/13)	CAD	35	34,401
Cascades Inc.
7.75%, 12/15/16 (Call 12/15/13)[b]	CAD	50	49,863
Centric Health Corp.
8.63%, 04/18/18 (Call 04/18/16)	CAD	80	70,000
Connacher Oil and Gas Ltd.
8.75%, 08/01/18 (Call 08/01/15)[c]	CAD	100	67,058
Corus Entertainment Inc.
4.25%, 02/11/20[b]	CAD	100	91,097
Gateway Casinos & Entertainment Ltd.
8.88%, 11/15/17 (Call 12/02/13)[c]	CAD	100	101,887
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 07/25/17)[c]	CAD	25	24,752
Mattamy Group Corp.
6.88%, 11/15/20 (Call 11/15/15)[c]	CAD	100	94,333
Newalta Corp. Series 2
7.75%, 11/14/19 (Call 11/14/15)	CAD	50	51,306
Paramount Resources Ltd.
8.25%, 12/13/17 (Call 12/13/13)	CAD	150	147,765
Perpetual Energy Inc.
8.75%, 03/15/18 (Call 03/15/15)[b]	CAD	50	45,548

Security	Principal (000s)		Value

Postmedia Network Inc.
8.25%, 08/16/17 (Call 08/16/15)[c]	CAD	47	$45,872
Quebecor Media Inc.
6.63%, 01/15/23[c]	CAD	100	96,011
7.38%, 01/15/21 (Call 01/15/16)	CAD	150	154,624
Russel Metals Inc.
6.00%, 04/19/22 (Call 04/19/17)[c]	CAD	50	47,946
Southern Pacific Resource Corp.
8.75%, 01/25/18 (Call 01/25/15)[c]	CAD	50	40,274
Tervita Corp.
9.00%, 11/15/18 (Call 11/15/15)[c]	CAD	25	24,662
Trident Exploration Corp.
8.25%, 04/13/18 (Call 04/13/15)	CAD	50	41,713
Vermilion Energy Inc.
6.50%, 02/10/16 (Call 02/10/14)	CAD	100	99,727
Videotron Ltee
5.63%, 06/15/25 (Call 03/15/25)	CAD	75	69,089
6.88%, 07/15/21 (Call 06/15/16)	CAD	75	78,778
YPG Financing Inc.
9.25%, 11/30/18 (Call 12/02/13)[c]	CAD	126	125,502

			2,045,777
FINLAND — 1.04%
Nokia OYJ
6.75%, 02/04/19[b]	EUR	100	153,284
Stora Enso OYJ
5.00%, 03/19/18[b]	EUR	100	144,107
5.50%, 03/07/19[b]	EUR	100	145,238
UPM-Kymmene OYJ
6.63%, 01/23/17	GBP	50	87,307

			529,936
FRANCE — 14.01%
Alcatel-Lucent
6.38%, 04/07/14[b]	EUR	100	138,030
8.50%, 01/15/16[b]	EUR	100	152,382
Banque PSA Finance SA
4.88%, 09/25/15[b]	EUR	100	141,613
Cegedim SA
6.75%, 04/01/20 (Call 04/01/16)[b]	EUR	100	136,874
Cerba European Lab
7.00%, 02/01/20 (Call 02/01/16)[b]	EUR	100	144,904
Ciments Francais SA
4.75%, 04/04/17[b]	EUR	100	142,122

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

CMA CGM SA
8.88%, 04/15/19 (Call 04/15/15)[b]	EUR	100	$133,571
Crown European Holdings SA
7.13%, 08/15/18 (Call 08/15/14)[b]	EUR	100	145,355
Europcar Groupe SA
9.38%, 04/15/18 (Call 12/02/13)[b]	EUR	100	142,849
Faurecia SA
9.38%, 12/15/16[b]	EUR	100	161,735
Financiere Atalian SA
7.25%, 01/15/20 (Call 01/15/17)[b]	EUR	100	140,713
Groupama SA
7.88%, 10/27/39 (Call 10/27/19)[a]	EUR	150	205,393
Labco SAS
8.50%, 01/15/18 (Call 01/15/14)[b]	EUR	125	181,125
Lafarge SA
5.38%, 06/26/17[b]	EUR	550	820,329
6.75%, 12/16/19[b]	EUR	100	154,256
8.88%, 11/24/16[b]	EUR	200	321,886
Medi-Partenaires SAS
7.00%, 05/15/20 (Call 05/15/16)[b]	EUR	100	137,139
Nexans SA
5.75%, 05/02/17	EUR	100	146,883
Novalis SAS
6.00%, 06/15/18 (Call 06/15/15)[b]	EUR	100	142,861
PagesJaunes Finance & Co.
8.88%, 06/01/18 (Call 06/01/14)[b]	EUR	100	128,473
Peugeot SA
5.63%, 06/29/15	EUR	50	71,537
5.63%, 07/11/17	EUR	300	434,105
7.38%, 03/06/18[b]	EUR	200	298,784
8.38%, 07/15/14[b]	EUR	150	213,004
Renault SA
4.63%, 09/18/17[b]	EUR	250	365,855
5.63%, 06/30/15	EUR	500	724,356
Rexel SA
5.13%, 06/15/20 (Call 06/15/16)[b]	EUR	100	143,654
7.00%, 12/17/18[b]	EUR	100	149,630
SPCM SA
5.50%, 06/15/20[b]	EUR	100	145,976
Tereos Finance Group I
4.25%, 03/04/20 (Call 03/04/19)	EUR	100	136,969
Wendel SA
4.38%, 08/09/17	EUR	150	216,932
4.88%, 09/21/15	EUR	100	144,209

Security	Principal (000s)		Value

4.88%, 05/26/16	EUR	100	$145,410
6.75%, 04/20/18	EUR	100	155,499

			7,164,413
GERMANY — 11.53%
Beverage Packaging Holdings (Luxembourg) II SA
9.50%, 06/15/17 (Call 12/02/13)[b]	EUR	150	210,690
Brenntag Finance BV
5.50%, 07/19/18[b]	EUR	100	153,086
Commerzbank AG
6.38%, 03/22/19	EUR	100	145,947
7.75%, 03/16/21	EUR	300	450,565
Continental AG
3.00%, 07/16/18[b]	EUR	100	142,204
Franz Haniel & Cie GmbH
6.25%, 02/08/18	EUR	100	156,918
7.13%, 02/01/17	EUR	150	230,557
Gerresheimer AG
5.00%, 05/19/18[b]	EUR	75	114,198
Hapag-Lloyd AG
9.00%, 10/15/15 (Call 12/12/13)[b]	EUR	90	127,403
Heckler & Koch GmbH
9.50%, 05/15/18 (Call 05/15/14)[b]	EUR	100	133,285
Heidelberger Druckmaschinen AG
9.25%, 04/15/18 (Call 04/15/14)[b]	EUR	50	69,929
Kabel Deutschland Vertrieb und Service GmbH
6.50%, 06/29/18 (Call 06/30/14)[b]	EUR	200	289,410
KM Germany Holdings GmbH
8.75%, 12/15/20 (Call 12/15/15)[b]	EUR	100	150,667
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	100	151,487
Orion Engineered Carbons Bondco GmbH
10.00%, 06/15/18 (Call 06/15/14)[b]	EUR	90	136,196
Styrolution Group GmbH
7.63%, 05/15/16 (Call 12/02/13)[b]	EUR	125	178,618
Techem Energy Metering Service GmbH & Co. KG
7.88%, 10/01/20 (Call 10/01/16)[b]	EUR	100	150,938
ThyssenKrupp AG
4.00%, 08/27/18	EUR	200	283,573

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

4.38%, 03/18/15	EUR	200	$280,995
4.38%, 02/28/17	EUR	250	358,885
ThyssenKrupp Finance Nederland BV
8.50%, 02/25/16	EUR	200	307,739
Trionista TopCo GmbH
6.88%, 04/30/21 (Call 04/30/16)[b]	EUR	100	142,408
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.13%, 01/21/23 (Call 01/21/18)[b]	EUR	100	133,460
5.50%, 09/15/22 (Call 09/15/17)[b]	EUR	150	206,481
5.75%, 01/15/23 (Call 01/15/18)[b]	EUR	100	139,774
7.50%, 03/15/19 (Call 03/15/15)[b]	EUR	100	147,510
8.13%, 12/01/17 (Call 12/02/13)[b]	EUR	116	164,470
Unitymedia KabelBW GmbH
9.50%, 03/15/21 (Call 03/15/16)[b]	EUR	100	155,889
9.63%, 12/01/19 (Call 12/01/14)[b]	EUR	100	150,701
UPCB Finance II Ltd.
6.38%, 07/01/20 (Call 07/01/15)[b]	EUR	150	216,925
UPCB Finance Ltd.
7.63%, 01/15/20 (Call 01/15/15)[b]	EUR	50	73,519
WEPA Hygieneprodukte GmbH
6.50%, 05/15/20 (Call 05/15/16)[b]	EUR	100	145,410

			5,899,837
GREECE — 1.13%
OTE PLC
7.25%, 02/12/15[b,d]	EUR	250	356,019
7.88%, 02/07/18[b]	EUR	150	223,544

			579,563
IRELAND — 3.12%
AG Spring Finance Ltd.
7.50%, 06/01/18 (Call 06/01/15)[b]	EUR	100	142,450
Allied Irish Banks PLC
5.63%, 11/12/14[b]	EUR	100	140,085
Ardagh Glass Finance PLC
7.13%, 06/15/17 (Call 06/15/14)[b]	EUR	150	208,860
Ardagh Packaging Finance PLC
7.38%, 10/15/17 (Call 10/15/14)[b]	EUR	150	217,520
9.25%, 10/15/20 (Call 10/15/15)[b]	EUR	100	146,663
Eircom Finance Ltd.
9.25%, 05/15/20 (Call 05/15/16)[b]	EUR	100	142,181
Governor & Co. of the Bank of Ireland (The)
10.00%, 12/19/22[b]	EUR	100	159,911

Security	Principal (000s)		Value

Rottapharm Ltd.
6.13%, 11/15/19 (Call 11/15/15)[b]	EUR	100	$140,141
Smurfit Kappa Acquisitions
7.75%, 11/15/19 (Call 11/15/14)[b]	EUR	200	295,898

			1,593,709
ITALY — 8.85%
Banca Monte dei Paschi di Siena SpA
4.88%, 05/31/16	EUR	150	184,600
5.00%, 04/21/20[b]	EUR	100	121,562
5.60%, 09/09/20	EUR	50	62,835
Series 1
7.25%, 07/10/15[b]	EUR	250	357,310
Banca Popolare di Milano Scarl
7.13%, 03/01/21[b]	EUR	100	140,708
Banca Popolare di Vicenza
6.75%, 02/27/15[b]	EUR	150	211,827
Banco Popolare
5.47%, 11/12/16[b]	EUR	100	139,845
6.00%, 11/05/20[b]	EUR	350	480,751
Buzzi Unicem SpA
6.25%, 09/28/18[b]	EUR	100	149,545
Cerved Group SpA
6.38%, 01/15/20 (Call 01/15/16)[b]	EUR	100	143,512
Enel SPA
6.50%, 01/10/74 (Call 01/10/19)[a,b]	EUR	200	285,495
Fiat Finance North America Inc.
5.63%, 06/12/17	EUR	100	142,226
GTECH SpA
8.25%, 03/31/66 (Call 03/31/16)[a,b]	EUR	150	221,383
Intesa Sanpaolo SpA
6.63%, 09/13/23[b]	EUR	163	237,496
Italcementi Finance SA
6.13%, 02/21/18[b]	EUR	100	144,889
6.63%, 03/19/20[b,d]	EUR	150	220,086
Manutencoop Facility Management SpA
8.50%, 08/01/20 (Call 08/01/16)[b]	EUR	100	138,442
Sisal Holding Istituto di Pagamento SpA
7.25%, 09/30/17[b]	EUR	100	140,588

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

TeamSystem Holding SpA
7.38%, 05/15/20 (Call 05/15/16)[b]	EUR	100	$137,649
Telecom Italia SpA
7.75%, 03/20/73 (Call 03/20/18)[a,b]	EUR	100	138,612
UniCredit SpA
3.95%, 02/01/16	EUR	100	137,423
5.00%, 02/01/16	GBP	50	80,732
6.70%, 06/05/18	EUR	200	294,558
Unipol Gruppo Finanziario SpA
5.00%, 01/11/17[b]	EUR	150	213,727

			4,525,801
JAPAN — 0.14%
Shinshei Bank Ltd.
7.38%, 09/14/20[a]	EUR	50	70,297

			70,297
LUXEMBOURG — 15.02%
ArcelorMittal SA
5.75%, 03/29/18[b]	EUR	100	149,307
5.88%, 11/17/17[b]	EUR	200	300,540
10.63%, 06/03/16	EUR	100	163,041
Capsugel FinanceCo SCA
9.88%, 08/01/19 (Call 08/01/14)[b]	EUR	100	151,598
Clariant Finance Luxembourg SA
5.63%, 01/24/17	EUR	150	228,108
CNH Industrial Finance Europe SA
5.25%, 03/11/15[b]	EUR	300	428,242
6.25%, 03/09/18[b]	EUR	250	387,457
ConvaTec Healthcare E SA
7.38%, 12/15/17 (Call 12/15/13)[b]	EUR	150	215,990
Elior Finance & Co. SCA
6.50%, 05/01/20 (Call 05/01/16)[b]	EUR	100	145,580
Fiat Finance & Trade SA
6.38%, 04/01/16[b]	EUR	400	579,527
6.75%, 10/14/19[b]	EUR	150	215,385
6.88%, 02/13/15	EUR	150	214,733
7.75%, 10/17/16[b]	EUR	200	300,137
FMC Finance VIII SA
6.50%, 09/15/18[b]	EUR	250	396,838
Gestamp Funding Luxembourg SA
5.88%, 05/31/20 (Call 05/31/16)[b]	EUR	100	141,345

Security	Principal (000s)		Value

HeidelbergCement Finance Luxembourg SA
4.00%, 03/08/16[b]	EUR	250	$356,925
8.50%, 10/31/19[b]	EUR	100	172,996
Ineos Group Holdings SA
6.50%, 08/15/18 (Call 05/15/15)[b]	EUR	100	136,120
7.88%, 02/15/16 (Call 12/02/13)[b]	EUR	168	231,916
KION Finance SA
6.75%, 02/15/20 (Call 02/15/16)[b]	EUR	100	149,035
7.88%, 04/15/18 (Call 04/15/14)[b]	EUR	100	144,192
Numericable Finance & Co.
12.38%, 02/15/19 (Call 02/15/16)[b]	EUR	100	162,637
Ontex IV SA
7.50%, 04/15/18 (Call 04/15/14)[b]	EUR	100	143,810
Schmolz + Bickenbach Luxembourg SA
9.88%, 05/15/19 (Call 05/15/15)[b]	EUR	100	149,375
Servus Luxembourg Holding SCA
7.75%, 06/15/18 (Call 06/15/15)[b]	EUR	100	141,562
Spie BondCo 3 SCA
11.00%, 08/15/19 (Call 08/15/15)[b]	EUR	100	154,392
Takko Luxembourg 2 S.C.A
9.88%, 04/15/19 (Call 04/15/16)[b]	EUR	100	136,408
Telenet Finance III Luxembourg SCA
6.63%, 02/15/21 (Call 02/15/16)[b]	EUR	100	144,451
Telenet Finance Luxembourg SCA
6.38%, 11/15/20 (Call 11/15/15)[b]	EUR	100	144,565
Telenet Finance V Luxembourg SCA
6.25%, 08/15/22 (Call 08/15/17)[b]	EUR	100	141,395
6.75%, 08/15/24 (Call 08/15/18)[b]	EUR	100	142,521
Wind Acquisition Finance SA
7.38%, 02/15/18 (Call 12/02/13)[b]	EUR	200	285,382
11.75%, 07/15/17 (Call 12/02/13)[b]	EUR	300	434,360
Xefin Lux SCA
8.00%, 06/01/18 (Call 06/01/14)[b]	EUR	100	146,918
Zinc Capital SA/Befesa Zinc SA
8.88%, 05/15/18 (Call 05/15/14)[b]	EUR	100	146,259

			7,683,047
NETHERLANDS — 13.12%
EDP Finance BV
3.25%, 03/16/15[b]	EUR	250	344,435
4.75%, 09/26/16[b]	EUR	200	286,861
4.88%, 09/14/20	EUR	100	140,397

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

5.75%, 09/21/17[b]	EUR	250	$369,444
5.88%, 02/01/16[b]	EUR	250	363,666
Fresenius Finance BV
2.88%, 07/15/20[b]	EUR	50	67,978
4.25%, 04/15/19[b]	EUR	150	217,486
GMAC International Finance BV
7.50%, 04/21/15[b]	EUR	150	218,441
Goodyear Dunlop Tires Europe BV
6.75%, 04/15/19 (Call 04/15/15)[b]	EUR	100	148,203
HeidelbergCement Finance BV
5.63%, 01/04/18	EUR	150	227,376
8.00%, 01/31/17[b]	EUR	500	799,708
Nokia Siemens Networks Finance BV
7.13%, 04/15/20 (Call 04/15/16)[b]	EUR	100	154,475
OI European Group BV
4.88%, 03/31/21[b]	EUR	100	141,770
6.75%, 09/15/20[b]	EUR	100	157,645
Phoenix PIB Dutch Finance BV
3.13%, 05/27/20[b]	EUR	100	129,893
Portugal Telecom International Finance BV
4.38%, 03/24/17	EUR	250	352,943
4.63%, 05/08/20[b]	EUR	200	273,484
5.00%, 11/04/19[b]	EUR	150	209,208
5.88%, 04/17/18[b]	EUR	140	205,172
Refresco Group BV
7.38%, 05/15/18 (Call 05/15/14)[b]	EUR	100	145,806
Schaeffler Finance BV
4.25%, 05/15/18 (Call 05/15/15)[b]	EUR	100	139,831
7.75%, 02/15/17[b]	EUR	250	387,916
8.75%, 02/15/19 (Call 02/15/15)[b]	EUR	100	153,457
SNS BANK NV
6.25%, 10/26/20[e]	EUR	50	—
Stork Technical Services Holdings BV
11.00%, 08/15/17 (Call 02/15/15)[b]	EUR	100	138,669
UPC Holding BV
6.38%, 09/15/22 (Call 09/15/17)[b]	EUR	100	137,994
6.75%, 03/15/23 (Call 03/15/18)[b]	EUR	100	139,009
8.38%, 08/15/20 (Call 08/15/15)[b]	EUR	200	298,247
Ziggo Bond Co. BV
8.00%, 05/15/18 (Call 05/15/14)[b]	EUR	250	362,392

			6,711,906

Security	Principal (000s)		Value

NORWAY — 0.15%
Norske Skogindustrier ASA
7.00%, 06/26/17[b]	EUR	100	$74,603

			74,603
PORTUGAL — 2.73%
Banco Comercial Portugues SA
5.63%, 04/23/14	EUR	100	137,867
9.25%, 10/13/14[b]	EUR	150	214,808
Banco Espirito Santo SA
3.88%, 01/21/15	EUR	150	205,383
4.75%, 01/15/18[b]	EUR	100	136,326
5.88%, 11/09/15[b]	EUR	100	140,463
Brisa Concessao Rodoviaria SA
4.50%, 12/05/16	EUR	100	140,215
6.88%, 04/02/18[b]	EUR	100	146,486
Espirito Santo Financial Group SA
6.88%, 10/21/19	EUR	100	134,166
Portucel SA
5.38%, 05/15/20[b]	EUR	100	142,584

			1,398,298
SPAIN — 5.54%
Abengoa SA
9.63%, 02/25/15[b]	EUR	200	290,593
Banco de Sabadell SA
6.25%, 04/26/20	EUR	50	69,929
Bankia SA
4.38%, 02/14/17	EUR	100	137,309
Bankinter SA
6.38%, 09/11/19	EUR	50	72,138
BPE Financiaciones SA
4.00%, 07/17/15[b]	EUR	200	277,380
Campofrio Food Group SA
8.25%, 10/31/16 (Call 12/12/13)[b]	EUR	125	177,815
Cirsa Funding Luxembourg SA
8.75%, 05/15/18 (Call 05/15/14)[b]	EUR	150	214,638
Inaer Aviation Finance Ltd.
9.50%, 08/01/17 (Call 08/01/14)[b]	EUR	100	142,153
Mapfre SA
5.13%, 11/16/15	EUR	300	433,708
5.92%, 07/24/37 (Call 07/24/17)[a]	EUR	100	134,760
Nara Cable Funding Ltd.
8.88%, 12/01/18 (Call 12/02/13)[b]	EUR	300	439,713

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Obrascon Huarte Lain SA
7.38%, 04/28/15	EUR	100	$145,750
7.63%, 03/15/20 (Call 03/15/16)[b]	EUR	100	148,242
8.75%, 03/15/18 (Call 03/15/15)[b]	EUR	100	151,754

			2,835,882
SWEDEN — 1.01%
Norcell Sweden Holding 2 AB
10.75%, 09/29/19 (Call 11/14/15)[b]	EUR	100	150,116
Stena AB
6.13%, 02/01/17[b]	EUR	100	145,466
Verisure Holding AB
8.75%, 09/01/18 (Call 09/01/14)[b]	EUR	150	222,795

			518,377
SWITZERLAND — 0.58%
Sunrise Communications Holdings SA
8.50%, 12/31/18 (Call 12/31/14)[b]	EUR	200	294,841

			294,841
UNITED KINGDOM — 10.46%
AA Bond Co. Ltd.
9.50%, 07/31/43 (Call 01/31/16)[b]	GBP	100	175,923
Algeco Scotsman Global Finance PLC
9.00%, 10/15/18 (Call 10/15/15)[b]	EUR	100	146,235
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/16)[b]	GBP	100	175,521
Aston Martin Capital Ltd.
9.25%, 07/15/18 (Call 07/15/14)[c]	GBP	100	170,300
Boparan Finance PLC
9.75%, 04/30/18 (Call 04/30/14)[b]	EUR	100	149,460
British Airways PLC
8.75%, 08/23/16	GBP	75	135,769
Care UK
9.75%, 08/01/17[c]	GBP	50	85,016
Co-Operative Group Ltd.
6.88%, 07/08/20[b,d]	GBP	100	163,878
EC Finance PLC
9.75%, 08/01/17 (Call 08/01/14)[b]	EUR	100	149,148
Elli Finance UK PLC
8.75%, 06/15/19 (Call 06/15/15)[c]	GBP	200	356,665
Gala Group Finance PLC
8.88%, 09/01/18 (Call 06/01/14)[c]	GBP	150	262,077

Security	Principal (000s)		Value

HBOS PLC
4.38%, 10/30/19[a]	EUR	50	$67,859
Infinis PLC
7.00%, 02/15/19 (Call 02/15/16)[c]	GBP	100	171,103
Jaguar Land Rover Automotive PLC
8.13%, 05/15/18 (Call 05/15/14)[c]	GBP	125	218,397
8.25%, 03/15/20 (Call 03/15/16)[c]	GBP	100	181,144
Kerling PLC
10.63%, 02/01/17 (Call 02/01/14)[b]	EUR	150	216,612
Matalan Finance PLC
8.88%, 04/29/16 (Call 12/02/13)[c]	GBP	100	165,078
New Look Bondco I PLC
8.75%, 05/14/18 (Call 05/14/15)[b]	GBP	100	169,821
Odeon & UCI Finco PLC
9.00%, 08/01/18 (Call 08/01/14)[c]	GBP	100	164,750
Phones4u Finance PLC
9.50%, 04/01/18 (Call 04/01/14)[c]	GBP	100	169,898
Priory Group No. 3 PLC
7.00%, 02/15/18 (Call 02/15/14)[c]	GBP	125	208,858
R & R Ice Cream PLC
8.38%, 11/15/17 (Call 12/02/13)[b]	EUR	100	144,872
Rexam PLC
6.75%, 06/29/67 (Call 06/29/17)[a,b]	EUR	150	215,311
Royal Bank of Scotland Group PLC
4.63%, 09/22/21 (Call 09/22/16)[a]	EUR	200	266,717
Thomas Cook Finance PLC
7.75%, 06/15/20 (Call 06/15/16)[b]	EUR	100	144,362
Thomas Cook Group PLC
6.75%, 06/22/15	EUR	50	71,827
7.75%, 06/22/17	GBP	50	85,552
Virgin Media Finance PLC
7.00%, 04/15/23 (Call 04/15/18)[b]	GBP	100	166,283
Virgin Media Secured Finance PLC
5.50%, 01/15/21	GBP	100	162,668
6.00%, 04/15/21 (Call 04/15/17)[c]	GBP	100	165,882
Viridian Group
11.13%, 04/01/17 (Call 04/01/15)[b]	EUR	91	136,498
William Hill PLC
7.13%, 11/11/16	GBP	50	89,166

			5,352,650

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® GLOBAL EX USD HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal or Shares (000s)		Value
UNITED STATES — 0.80%
Allied Nevada Gold Corp.
8.75%, 06/01/19 (Call 06/01/16)[c]	CAD	75	$50,343
Chesapeake Energy Corp.
6.25%, 01/15/17	EUR	50	74,178
Levi Strauss & Co.
7.75%, 05/15/18 (Call 05/15/14)	EUR	100	144,730
US Coatings Acquisition Inc./Axalta Coating Systems Dutch Holding BV
5.75%, 02/01/21 (Call 02/01/16)[b]	EUR	100	137,081

			406,332

TOTAL CORPORATE BONDS & NOTES
(Cost: $44,957,477)			47,975,361

FOREIGN AGENCY OBLIGATIONS — 0.54%

PORTUGAL — 0.54%
Caixa Geral de Depositos SA
5.13%, 02/19/14	EUR	100	137,174
5.63%, 12/04/15[b]	EUR	100	141,773

			278,947

TOTAL FOREIGN AGENCY OBLIGATIONS
(Cost: $268,120)			278,947

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]		7	6,507

			6,507

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,507)			6,507

Value
TOTAL INVESTMENTS IN SECURITIES — 94.34%
(Cost: $45,232,104)	$48,260,815
Other Assets, Less Liabilities — 5.66%	2,892,190

NET ASSETS — 100.00%	$51,153,005

CAD  —  Canadian Dollar

EUR  —  Euro

GBP  —  British Pound

[a]	Variable rate security. Rate shown is as of report date.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

CORPORATE BONDS & NOTES — 97.09%

AUSTRALIA — 0.77%
FMG Resources (August 2006) Pty Ltd.
6.38%, 02/01/16 (Call 12/02/13)[a,b]	USD	100	$103,903
6.88%, 02/01/18 (Call 02/01/14)[a,b]	USD	250	264,375
6.88%, 04/01/22 (Call 04/01/17)[a,b]	USD	100	106,393
7.00%, 11/01/15 (Call 12/02/13)[a]	USD	100	103,625

			578,296
AUSTRIA — 0.19%
Telekom Austria AG
5.63%, 12/31/49 (Call 02/01/18)[c,d]	EUR	100	140,030

			140,030
CANADA — 2.95%
Armtec Holdings Ltd.
8.88%, 09/22/17 (Call 12/02/13)	CAD	6	4,720
Athabasca Oil Corp.
7.50%, 11/19/17 (Call 11/19/14)[d]	CAD	100	90,138
Baytex Energy Corp.
6.63%, 07/19/22 (Call 07/19/17)	CAD	50	49,624
Bombardier Inc.
6.13%, 05/15/21[d]	EUR	100	149,248
6.13%, 01/15/23[a]	USD	100	101,375
7.75%, 03/15/20[a]	USD	150	169,875
Brookfield Residential Properties Inc.
6.13%, 07/01/22 (Call 07/01/17)[a]	USD	25	24,875
Cara Operations Ltd.
9.13%, 12/01/15 (Call 12/02/13)	CAD	15	14,743
Centric Health Corp.
8.63%, 04/18/18 (Call 04/18/16)	CAD	20	17,500

Security	Principal (000s)		Value

Corus Entertainment Inc.
4.25%, 02/11/20[d]	CAD	50	$45,548
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 07/25/17)[a]	CAD	50	49,504
Inmet Mining Corp.
7.50%, 06/01/21 (Call 12/01/16)[a]	USD	50	52,750
8.75%, 06/01/20 (Call 06/01/16)[a]	USD	100	110,250
Kodiak Oil & Gas Corp.
8.13%, 12/01/19 (Call 12/01/15)	USD	50	55,741
Mattamy Group Corp.
6.88%, 11/15/20 (Call 11/15/15)[a]	CAD	50	47,166
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[a]	USD	100	100,503
Newalta Corp. Series 2
7.75%, 11/14/19 (Call 11/14/15)	CAD	22	22,575
Novelis Inc.
8.75%, 12/15/20 (Call 12/15/15)[b]	USD	150	166,652
Paramount Resources Ltd.
8.25%, 12/13/17 (Call 12/13/13)	CAD	50	49,255
Precision Drilling Corp.
6.63%, 11/15/20 (Call 11/15/15)	USD	100	106,314
Quebecor Media Inc.
6.63%, 01/15/23[a]	CAD	50	48,005
7.38%, 01/15/21 (Call 01/15/16)	CAD	100	103,083
Russel Metals Inc.
6.00%, 04/19/22 (Call 04/19/17)[a]	CAD	50	47,946
Telesat Canada/Telesat LLC
6.00%, 05/15/17 (Call 05/15/14)[a]	USD	50	52,188

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Tervita Corp.
8.00%, 11/15/18 (Call 11/15/15)[a]	USD	100	$103,250
9.00%, 11/15/18 (Call 11/15/15)[a]	CAD	25	24,662
Trident Exploration Corp.
8.25%, 04/13/18 (Call 04/13/15)	CAD	25	20,856
Videotron Ltee
5.00%, 07/15/22	USD	100	98,000
5.63%, 06/15/25 (Call 03/15/25)	CAD	25	23,030
VPII Escrow Corp./Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (Call 08/15/15)[a,b]	USD	150	163,500
7.50%, 07/15/21 (Call 07/15/16)[a]	USD	50	55,312
YPG Financing Inc.
9.25%, 11/30/18 (Call 12/02/13)[a]	CAD	37	37,185

			2,205,373
FINLAND — 0.51%
Nokia OYJ
6.75%, 02/04/19[d]	EUR	100	153,284
Stora Enso OYJ
5.00%, 03/19/18[d]	EUR	100	144,107
UPM-Kymmene OYJ
6.63%, 01/23/17	GBP	50	87,307

			384,698
FRANCE — 4.49%
Alcatel-Lucent
8.50%, 01/15/16[d]	EUR	50	76,191
Banque PSA Finance SA
4.00%, 06/24/15[d]	EUR	100	139,753
BPCE SA
12.50%, 12/31/49 (Call 09/30/19)[a,c]	USD	100	127,000
Credit Agricole SA
6.64%, 12/31/49 (Call 05/31/17)[a,c]	USD	100	97,500

Security	Principal (000s)		Value

Faurecia SA
9.38%, 12/15/16[d]	EUR	100	$161,735
Financiere Atalian SA
7.25%, 01/15/20 (Call 01/15/17)[d]	EUR	100	140,713
Groupama SA
7.88%, 10/27/39 (Call 10/27/19)[c]	EUR	50	68,464
Lafarge SA
5.38%, 06/26/17[d]	EUR	250	372,877
6.63%, 11/29/18[d]	EUR	100	154,122
10.00%, 05/30/17[d]	GBP	50	96,447
Medi-Partenaires SAS
7.00%, 05/15/20 (Call 05/15/16)[d]	EUR	100	137,139
Nexans SA
5.75%, 05/02/17	EUR	50	73,441
Peugeot SA
5.00%, 10/28/16	EUR	100	142,674
5.63%, 06/29/15	EUR	75	107,305
5.63%, 07/11/17	EUR	50	72,351
7.38%, 03/06/18[d]	EUR	100	149,392
Renault SA
4.63%, 09/18/17[d]	EUR	100	146,342
5.63%, 06/30/15	EUR	100	144,871
Rexel SA
5.13%, 06/15/20 (Call 06/15/16)[d]	EUR	100	143,654
6.13%, 12/15/19 (Call 12/15/15)[a]	USD	200	207,000
Societe Generale
5.92%, 12/31/49 (Call 04/05/17)[a,c]	USD	100	103,875
Tereos Finance Group I
4.25%, 03/04/20 (Call 03/04/19)	EUR	100	136,970
Wendel SA
4.38%, 08/09/17	EUR	150	216,932
4.88%, 05/26/16	EUR	100	145,410

			3,362,158

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

GERMANY — 4.24%
Beverage Packaging Holdings (Luxembourg) II SA
9.50%, 06/15/17 (Call 12/02/13)[d]	EUR	100	$140,460
Commerzbank AG
7.75%, 03/16/21	EUR	200	300,377
Franz Haniel & Cie GmbH
7.13%, 02/01/17	EUR	100	153,705
Hapag-Lloyd AG
9.00%, 10/15/15 (Call 12/12/13)[d]	EUR	90	127,403
Heidelberger Druckmaschinen AG
9.25%, 04/15/18 (Call 04/15/14)[d]	EUR	50	69,929
Hornbach Baumarkt AG
3.88%, 02/15/20[d]	EUR	50	69,749
Kabel Deutschland Vertrieb und Service GmbH
6.50%, 06/29/18 (Call 06/30/14)[d]	EUR	100	144,705
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	50	75,744
Orion Engineered Carbons Bondco GmbH
10.00%, 06/15/18 (Call 06/15/14)[d]	EUR	90	136,196
Styrolution Group GmbH
7.63%, 05/15/16 (Call 12/02/13)[d]	EUR	100	142,894
Techem Energy Metering Service GmbH & Co. KG
6.13%, 10/01/19 (Call 10/01/15)[d]	EUR	100	146,826
ThyssenKrupp AG
4.00%, 08/27/18	EUR	75	106,340
4.38%, 02/28/17	EUR	100	143,554
ThyssenKrupp Finance Nederland BV
8.50%, 02/25/16	EUR	150	230,804

Security	Principal (000s)		Value

Trionista TopCo GmbH
6.88%, 04/30/21 (Call 04/30/16)[d]	EUR	100	$142,408
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 09/15/22 (Call 09/15/17)[d]	EUR	100	137,654
5.75%, 01/15/23 (Call 01/15/18)[d]	EUR	100	139,773
7.50%, 03/15/19 (Call 03/15/15)[d]	EUR	100	147,510
UPCB Finance II Ltd.
6.38%, 07/01/20 (Call 07/01/15)[d]	EUR	100	144,617
UPCB Finance III Ltd.
6.63%, 07/01/20 (Call 07/01/15)[a]	USD	150	160,125
UPCB Finance Ltd.
7.63%, 01/15/20 (Call 01/15/15)[d]	EUR	100	147,038
UPCB Finance V Ltd.
7.25%, 11/15/21 (Call 11/15/16)[a]	USD	150	164,625

			3,172,436
GREECE — 0.28%
OTE PLC			,
4.63%, 05/20/16	EUR	50	68,825
7.25%, 02/12/15[d,e]	EUR	100	142,407

			211,232
IRELAND — 1.61%
Ardagh Glass Finance PLC
7.13%, 06/15/17 (Call 06/15/14)[d]	EUR	50	69,620
Ardagh Packaging Finance PLC
7.38%, 10/15/17 (Call 10/15/14)[d]	EUR	150	217,520
9.13%, 10/15/20 (Call 10/15/15)[a]	USD	200	215,000
Governor & Co. of the Bank of Ireland (The)
2.75%, 06/05/16	EUR	100	136,275

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Nara Cable Funding Ltd.
8.88%, 12/01/18 (Call 12/02/13)[a]	USD	200	$213,500
Rottapharm Ltd.
6.13%, 11/15/19 (Call 11/15/15)[d]	EUR	100	140,142
Smurfit Kappa Acquisitions
4.13%, 01/30/20[d]	EUR	100	138,159
7.75%, 11/15/19 (Call 11/15/14)[d]	EUR	50	73,974

			1,204,190
ITALY — 2.35%
Banca Monte dei Paschi di Siena SpA
5.00%, 04/21/20[d]	EUR	100	121,562
Banca Popolare di Milano Scarl
7.13%, 03/01/21[d]	EUR	100	140,708
Banca Popolare di Vicenza
6.75%, 02/27/15[d]	EUR	100	141,218
Banco Popolare
5.47%, 11/12/16[d]	EUR	50	69,923
6.00%, 11/05/20[d]	EUR	50	68,679
Buzzi Unicem SpA
5.13%, 12/09/16[d]	EUR	50	72,597
Enel SPA
6.50%, 01/10/74 (Call 01/10/19)[c,d]	EUR	100	142,747
Fiat Finance North America Inc.
5.63%, 06/12/17	EUR	100	142,226
Gruppo Editoriale L’Espresso SpA
5.13%, 10/27/14	EUR	50	69,352
GTECH SpA
8.25%, 03/31/66 (Call 03/31/16)[c,d]	EUR	50	73,794
Intesa Sanpaolo SpA
6.63%, 09/13/23[d]	EUR	108	157,359
Italcementi Finance SA
6.63%, 03/19/20[d,e]	EUR	50	73,362
Manutencoop Facility Management SpA
8.50%, 08/01/20 (Call 08/01/16)[d]	EUR	100	138,442

Security	Principal (000s)		Value

UniCredit SpA
3.95%, 02/01/16	EUR	50	$68,711
6.70%, 06/05/18	EUR	50	73,640
Unipol Gruppo Finanziario SpA
5.00%, 01/11/17[d]	EUR	50	71,243
Veneto Banca SCPA
4.00%, 07/31/15[d]	EUR	100	136,735

			1,762,298
LUXEMBOURG — 6.85%
ArcelorMittal SA
4.25%, 08/05/15[b]	USD	150	154,543
5.88%, 11/17/17[d]	EUR	200	300,540
6.00%, 03/01/21[b]	USD	100	105,000
6.13%, 06/01/18	USD	300	325,986
10.35%, 06/01/19	USD	150	189,553
CHC Helicopter SA
9.25%, 10/15/20 (Call 10/15/15)	USD	100	107,600
CNH Industrial Finance Europe SA
5.25%, 03/11/15[d]	EUR	100	142,747
6.25%, 03/09/18[d]	EUR	100	154,983
ConvaTec Healthcare E SA
7.38%, 12/15/17 (Call 12/15/13)[d]	EUR	100	143,994
Fiat Finance & Trade SA
6.38%, 04/01/16[d]	EUR	250	362,205
6.75%, 10/14/19[d]	EUR	100	143,590
7.63%, 09/15/14	EUR	100	142,234
7.75%, 10/17/16[d]	EUR	100	150,068
FMC Finance VIII SA
5.25%, 07/31/19[d]	EUR	50	75,100
HeidelbergCement Finance Luxembourg SA
8.50%, 10/31/19[d]	EUR	100	172,996
Ineos Group Holdings SA
6.50%, 08/15/18 (Call 05/15/15)[d]	EUR	100	136,120
7.88%, 02/15/16 (Call 12/02/13)[d]	EUR	34	46,383
Intelsat (Luxembourg) SA
7.75%, 06/01/21 (Call 06/01/17)[a]	USD	100	105,500

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

8.13%, 06/01/23 (Call 06/01/18)[a]	USD	100	$105,000
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[a]	USD	70	67,725
6.63%, 12/15/22 (Call 12/15/17)	USD	100	101,500
6.63%, 12/15/22 (Call 12/15/17)[a]	USD	150	152,250
7.25%, 04/01/19 (Call 04/01/15)	USD	200	215,250
7.25%, 10/15/20 (Call 10/15/15)	USD	100	108,500
KION Finance SA
6.75%, 02/15/20 (Call 02/15/16)[d]	EUR	100	149,035
NII International Telecom SCA
7.88%, 08/15/19 (Call 02/15/17)[a]	USD	50	43,000
11.38%, 08/15/19 (Call 02/15/17)[a]	USD	50	47,250
Ontex IV SA
7.50%, 04/15/18 (Call 04/15/14)[d]	EUR	100	143,810
Pacific Drilling SA
5.38%, 06/01/20 (Call 06/01/16)[a]	USD	100	99,871
Spie BondCo 3 SCA
11.00%, 08/15/19 (Call 08/15/15)[d]	EUR	100	154,391
Telenet Finance V Luxembourg SCA
6.25%, 08/15/22 (Call 08/15/17)[d]	EUR	100	141,395
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
8.75%, 02/01/19 (Call 08/01/15)[a]	USD	75	75,281
Wind Acquisition Finance SA
7.25%, 02/15/18 (Call 12/02/13)[a]	USD	200	210,145
7.38%, 02/15/18 (Call 12/02/13)[d]	EUR	100	142,691

Security	Principal (000s)		Value

11.75%, 07/15/17 (Call 12/02/13)[d]	EUR	150	$217,180

			5,133,416
MEXICO — 0.16%
NII Capital Corp.
7.63%, 04/01/21 (Call 04/01/16)[b]	USD	100	58,500
8.88%, 12/15/19 (Call 12/15/14)[b]	USD	50	30,500
10.00%, 08/15/16 (Call 12/02/13)[b]	USD	40	31,100

			120,100
NETHERLANDS — 3.85%
EDP Finance BV
3.75%, 06/22/15	EUR	100	139,104
4.75%, 09/26/16[d]	EUR	100	143,431
4.90%, 10/01/19[a]	USD	150	150,315
5.75%, 09/21/17[d]	EUR	150	221,666
Fresenius Finance BV
4.25%, 04/15/19[d]	EUR	100	144,991
GMAC International Finance BV
7.50%, 04/21/15[d]	EUR	50	72,814
HeidelbergCement Finance BV
8.00%, 01/31/17[d]	EUR	200	319,883
Nokia Siemens Networks Finance BV
6.75%, 04/15/18 (Call 04/15/15)[d]	EUR	100	147,846
NXP BV/NXP Funding LLC
3.75%, 06/01/18[a]	USD	200	200,585
OI European Group BV
6.75%, 09/15/20[d]	EUR	100	157,645
Phoenix PIB Dutch Finance BV
3.13%, 05/27/20[d]	EUR	100	129,893
Portugal Telecom International Finance BV
4.38%, 03/24/17	EUR	50	70,589
4.63%, 05/08/20[d]	EUR	100	136,742
5.00%, 11/04/19[d]	EUR	100	139,472
Schaeffler Finance BV
4.75%, 05/15/21 (Call 05/15/16)[a]	USD	200	199,000
7.75%, 02/15/17[d]	EUR	100	155,166

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Sensata Technologies BV
4.88%, 10/15/23[a]	USD	25	$23,818
6.50%, 05/15/19 (Call 05/15/15)[a]	USD	100	107,496
UPC Holding BV
8.38%, 08/15/20 (Call 08/15/15)[d]	EUR	50	74,562
Ziggo Bond Co. BV
8.00%, 05/15/18 (Call 05/15/14)[d]	EUR	100	144,957

			2,879,975
NORWAY — 0.05%
Norske Skogindustrier ASA
7.00%, 06/26/17[d]	EUR	50	37,301

			37,301
PORTUGAL — 0.37%
Banco Espirito Santo SA
3.88%, 01/21/15	EUR	50	68,461
5.88%, 11/09/15[d]	EUR	100	140,463
Brisa Concessao Rodoviaria SA
4.50%, 12/05/16	EUR	50	70,108

			279,032
SINGAPORE — 0.27%
Flextronics International Ltd.
4.63%, 02/15/20	USD	200	200,564

			200,564
SPAIN — 1.59%
Abengoa SA
8.50%, 03/31/16	EUR	50	73,413
9.63%, 02/25/15[d]	EUR	50	72,648
Bankia SA
4.38%, 02/14/17	EUR	100	137,310
BBVA International Preferred SAU
5.92%, 04/29/49 (Call 04/18/17)[c]	USD	50	46,940
BPE Financiaciones SA
4.00%, 07/17/15[d]	EUR	100	138,690
Campofrio Food Group SA
8.25%, 10/31/16 (Call 12/12/13)[d]	EUR	100	142,252

Security	Principal (000s)		Value

Cirsa Funding Luxembourg SA
8.75%, 05/15/18 (Call 05/15/14)[d]	EUR	50	$71,546
Inaer Aviation Finance Ltd.
9.50%, 08/01/17 (Call 08/01/14)[d]	EUR	50	71,076
Mapfre SA
5.13%, 11/16/15	EUR	100	144,569
Nara Cable Funding Ltd.
8.88%, 12/01/18 (Call 12/02/13)[d]	EUR	100	146,571
Obrascon Huarte Lain SA
7.38%, 04/28/15	EUR	100	145,750

			1,190,765
SWEDEN — 0.20%
Verisure Holding AB
8.75%, 09/01/18 (Call 09/01/14)[d]	EUR	100	148,530

			148,530
SWITZERLAND — 0.20%
Sunrise Communications Holdings SA
8.50%, 12/31/18 (Call 12/31/14)[d]	EUR	100	147,421

			147,421
UNITED KINGDOM — 4.56%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 10/15/15)[a,b]	USD	200	213,500
9.00%, 10/15/18 (Call 10/15/15)[d]	EUR	100	146,235
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/16)[d]	GBP	100	175,521
Boparan Finance PLC
9.75%, 04/30/18 (Call 04/30/14)[d]	EUR	100	149,460
British Airways PLC
8.75%, 08/23/16	GBP	50	90,513
CEVA Group PLC
8.38%, 12/01/17 (Call 12/02/13)[a]	USD	75	77,625

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Co-Operative Group Ltd.
6.88%, 07/08/20[d,e]	GBP	100	$163,878
EC Finance PLC
9.75%, 08/01/17 (Call 08/01/14)[d]	EUR	100	149,148
Eco-Bat Finance PLC
7.75%, 02/15/17 (Call 02/15/14)[d]	EUR	100	141,739
HBOS PLC
6.75%, 05/21/18[a]	USD	100	112,466
Ineos Finance PLC
7.50%, 05/01/20 (Call 05/01/15)[a]	USD	100	109,500
Infinis PLC
7.00%, 02/15/19 (Call 02/15/16)[a]	GBP	100	171,103
Jaguar Land Rover Automotive PLC
8.13%, 05/15/21 (Call 05/15/16)[a]	USD	150	170,541
8.25%, 03/15/20 (Call 03/15/16)[d]	GBP	100	180,743
Kerling PLC
10.63%, 02/01/17 (Call 02/01/14)[d]	EUR	50	72,204
Phones4u Finance PLC
9.50%, 04/01/18 (Call 04/01/14)[a]	GBP	100	169,898
Priory Group No. 3 PLC
7.00%, 02/15/18 (Call 02/15/14)[a]	GBP	100	167,087
Rexam PLC
6.75%, 06/29/67 (Call 06/29/17)[c,d]	EUR	50	71,770
Royal Bank of Scotland Group PLC
4.63%, 09/22/21 (Call 09/22/16)[c]	EUR	100	133,358
5.05%, 01/08/15	USD	100	103,294
6.10%, 06/10/23	USD	75	76,997
6.13%, 12/15/22	USD	150	155,139
Thomas Cook Finance PLC
7.75%, 06/15/20 (Call 06/15/16)[d]	EUR	100	144,362

Security	Principal (000s)		Value

Virgin Media Finance PLC
8.38%, 10/15/19 (Call 10/15/14)	USD	100	$109,159
Virgin Media Secured Finance PLC
5.50%, 01/15/21	GBP	100	162,668

			3,417,908
UNITED STATES — 61.60%
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	USD	100	99,303
6.13%, 07/15/22 (Call 01/15/17)	USD	50	53,462
Activision Blizzard Inc.
5.63%, 09/15/21 (Call 09/15/16)[a]	USD	125	129,170
ADT Corp. (The)
6.25%, 10/15/21[a]	USD	50	52,987
Advanced Micro Devices Inc.
7.50%, 08/15/22[b]	USD	50	48,324
8.13%, 12/15/17 (Call 12/15/13)[b]	USD	100	104,362
AES Corp. (The)
7.38%, 07/01/21 (Call 06/01/21)	USD	100	113,129
8.00%, 10/15/17[b]	USD	250	292,046
Affinion Group Inc.
7.88%, 12/15/18 (Call 12/15/14)[b]	USD	50	41,000
Aircastle Ltd.
6.25%, 12/01/19[b]	USD	50	53,125
6.75%, 04/15/17[b]	USD	100	109,549
AK Steel Corp.
7.63%, 05/15/20 (Call 05/15/15)[b]	USD	40	36,050
Alere Inc.
7.25%, 07/01/18 (Call 12/15/15)	USD	50	54,625
8.63%, 10/01/18 (Call 10/01/14)	USD	50	54,313
Aleris International Inc.
7.88%, 11/01/20 (Call 11/01/15)	USD	50	52,875

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Ally Financial Inc.
3.13%, 01/15/16[b]	USD	100	$102,044
3.50%, 07/18/16[b]	USD	150	153,750
4.63%, 06/26/15	USD	100	104,347
5.50%, 02/15/17	USD	100	108,371
6.25%, 12/01/17[b]	USD	100	110,758
6.75%, 12/01/14[b]	USD	100	105,375
8.00%, 03/15/20	USD	250	298,125
8.30%, 02/12/15[b]	USD	100	108,558
Alpha Natural Resources Inc.
6.00%, 06/01/19 (Call 06/01/14)	USD	100	86,250
9.75%, 04/15/18[b]	USD	50	51,625
AMC Entertainment Inc.
9.75%, 12/01/20 (Call 12/01/15)[b]	USD	100	114,299
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)[b]	USD	100	96,631
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 03/15/16)	USD	50	52,500
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)[b]	USD	100	108,759
7.00%, 05/20/22 (Call 05/20/17)[b]	USD	100	107,654
Amkor Technology Inc.
6.63%, 06/01/21 (Call 06/01/15)[b]	USD	50	50,180
Antero Resources Finance Corp.
6.00%, 12/01/20 (Call 12/01/15)	USD	50	52,625
7.25%, 08/01/19 (Call 08/01/14)	USD	50	53,407
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)	USD	50	50,000
8.75%, 12/01/20 (Call 12/01/15)	USD	50	51,125

Security	Principal (000s)		Value

ARAMARK Corp.
5.75%, 03/15/20 (Call 03/15/15)[a]	USD	100	$104,875
Arch Coal Inc.
7.00%, 06/15/19 (Call 06/15/15)[b]	USD	200	156,000
Ashland Inc.
3.88%, 04/15/18 (Call 03/15/18)	USD	100	100,541
4.75%, 08/15/22 (Call 05/15/22)	USD	50	48,005
Atlas Pipeline Partners LP
4.75%, 11/15/21 (Call 05/15/16)[a]	USD	50	46,388
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[a]	USD	25	25,951
Avaya Inc.
7.00%, 04/01/19 (Call 04/01/15)[a]	USD	50	47,625
10.50%, 03/01/21 (Call 03/01/17)[a,b]	USD	100	86,250
Aviation Capital Group Corp.
3.88%, 09/27/16[a]	USD	75	76,500
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
8.25%, 01/15/19 (Call 10/15/14)	USD	100	108,958
Axiall Corp.
4.88%, 05/15/23 (Call 05/15/18)[a]	USD	50	47,992
B/E Aerospace Inc.
5.25%, 04/01/22 (Call 04/01/17)[b]	USD	100	102,625
6.88%, 10/01/20 (Call 10/01/15)	USD	100	110,125
Ball Corp.
5.75%, 05/15/21 (Call 11/15/15)	USD	100	105,250
Berry Plastics Corp.
9.50%, 05/15/18 (Call 05/15/14)	USD	100	108,427

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Biomet Inc.
6.50%, 08/01/20 (Call 08/01/15)	USD	125	$132,656
6.50%, 10/01/20 (Call 10/01/15)	USD	50	51,875
BMC Software Inc.
8.13%, 07/15/21 (Call 07/15/16)[a]	USD	100	105,645
Boyd Gaming Corp.
9.13%, 12/01/18 (Call 12/01/14)	USD	25	27,263
Building Materials Corp. of America
6.75%, 05/01/21 (Call 05/01/16)[a]	USD	100	108,000
Cablevision Systems Corp.
7.75%, 04/15/18[b]	USD	150	169,125
8.00%, 04/15/20	USD	75	84,937
Caesars Entertainment Operating Co. Inc.
9.00%, 02/15/20 (Call 02/15/16)		300	282,000
10.00%, 12/15/18 (Call 12/15/13)	USD	300	150,375
10.75%, 02/01/16 (Call 12/02/13)	USD	25	20,938
11.25%, 06/01/17 (Call 12/02/13)	USD	150	149,812
12.75%, 04/15/18 (Call 04/15/14)	USD	50	29,500
Calpine Corp.
5.88%, 01/15/24 (Call 11/01/18)[a]	USD	25	25,063
6.00%, 01/15/22 (Call 11/01/16)[a]	USD	25	25,875
7.50%, 02/15/21 (Call 11/01/15)[a]	USD	315	341,775
Case New Holland Inc.
7.88%, 12/01/17[b]	USD	100	118,375
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	USD	50	48,375

Security	Principal (000s)		Value

CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	USD	100	$94,935
CCO Holdings LLC/CCO Holdings Capital Corp.
5.25%, 09/30/22 (Call 09/30/17)	USD	100	93,750
5.75%, 09/01/23 (Call 03/01/18)[a]	USD	75	71,250
5.75%, 01/15/24 (Call 07/15/18)	USD	50	47,250
6.50%, 04/30/21 (Call 04/30/15)	USD	150	156,000
6.63%, 01/31/22 (Call 01/31/17)[b]	USD	100	103,375
7.00%, 01/15/19 (Call 01/15/14)[b]	USD	100	106,000
7.38%, 06/01/20 (Call 12/01/15)	USD	150	163,500
CDW LLC/CDW Finance Corp.
8.50%, 04/01/19 (Call 04/01/15)	USD	100	110,625
Celanese U.S. Holdings LLC
4.63%, 11/15/22	USD	100	98,617
6.63%, 10/15/18 (Call 10/15/14)[b]	USD	100	107,782
CenturyLink Inc.
Series V
5.63%, 04/01/20	USD	100	101,500
5.80%, 03/15/22	USD	100	99,000
6.00%, 04/01/17[b]	USD	100	109,250
6.45%, 06/15/21[b]	USD	150	156,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a]	USD	25	24,219
6.38%, 09/15/20 (Call 09/15/15)[a]	USD	100	103,625
Ceridian Corp.
11.25%, 11/15/15 (Call 12/02/13)	USD	100	100,863
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 03/15/16)[a]	USD	50	58,339

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)[b]	USD	100	$106,191
Chesapeake Energy Corp.
3.25%, 03/15/16 (Call 03/15/14)[b]	USD	50	50,640
5.75%, 03/15/23[b]	USD	100	106,358
6.13%, 02/15/21	USD	100	109,373
6.25%, 01/15/17	EUR	50	74,178
6.63%, 08/15/20[b]	USD	200	225,320
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc.
6.63%, 11/15/19 (Call 11/15/15)	USD	50	52,386
Chrysler Group LLC/CG Co-Issuer Inc.
8.00%, 06/15/19 (Call 06/15/15)[b]	USD	200	221,287
Cincinnati Bell Inc.
8.38%, 10/15/20 (Call 10/15/15)[b]	USD	81	86,062
Cinemark USA Inc.
5.13%, 12/15/22 (Call 12/15/17)	USD	50	48,909
CIT Group Inc.
4.25%, 08/15/17	USD	150	156,937
4.75%, 02/15/15[a]	USD	100	104,187
5.00%, 05/15/17	USD	100	107,750
5.00%, 08/15/22	USD	100	101,000
5.25%, 03/15/18	USD	150	162,193
5.38%, 05/15/20	USD	75	80,202
5.50%, 02/15/19[a]	USD	150	162,469
CityCenter Holdings LLC/CityCenter Finance Corp.
7.63%, 01/15/16 (Call 01/15/14)	USD	100	105,125
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 03/15/15)[a]	USD	100	111,750
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)[b]	USD	100	101,625

Security	Principal (000s)		Value

5.25%, 08/01/20 (Call 08/01/16)[b]	USD	100	$103,000
Clear Channel Communications Inc.
9.00%, 12/15/19 (Call 07/15/15)	USD	125	126,719
9.00%, 03/01/21 (Call 03/01/16)	USD	150	150,750
10.75%, 08/01/16 (Call 12/02/13)	USD	50	48,125
11.25%, 03/01/21 (Call 03/01/16)	USD	25	26,875
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)[b]	USD	150	157,500
Series B
7.63%, 03/15/20 (Call 03/15/15)[b]	USD	125	133,125
Clearwire Communications LLC/Clearwire Finance Inc.
12.00%, 12/01/15 (Call 12/01/13)[a]	USD	150	155,437
CNH Capital LLC
3.88%, 11/01/15	USD	100	103,125
Commercial Metals Co.
7.35%, 08/15/18	USD	100	113,035
CommScope Inc.
8.25%, 01/15/19 (Call 01/15/15)[a]	USD	100	109,750
Community Health Systems Inc.
5.13%, 08/15/18 (Call 08/15/15)[b]	USD	150	155,812
7.13%, 07/15/20 (Call 07/15/16)[b]	USD	100	105,000
8.00%, 11/15/19 (Call 11/15/15)	USD	100	108,000
Concho Resources Inc.
5.50%, 04/01/23 (Call 10/01/17)	USD	100	103,932
6.50%, 01/15/22 (Call 01/15/17)	USD	100	109,407

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

CONSOL Energy Inc.
8.00%, 04/01/17 (Call 04/01/14)[b]	USD	150	$159,204
8.25%, 04/01/20 (Call 04/01/15)	USD	100	109,350
Constellation Brands Inc.
6.00%, 05/01/22[b]	USD	150	163,312
7.25%, 05/15/17	USD	100	116,375
Continental Resources Inc.
4.50%, 04/15/23 (Call 01/15/23)	USD	100	100,860
5.00%, 09/15/22 (Call 03/15/17)[b]	USD	200	208,520
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.13%, 03/01/22 (Call 11/01/16)[a]	USD	25	25,563
Cricket Communications Inc.
7.75%, 10/15/20 (Call 10/15/15)[b]	USD	100	114,250
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[a]	USD	100	93,373
Crown Castle International Corp.
5.25%, 01/15/23[b]	USD	100	98,750
CSC Holdings LLC
6.75%, 11/15/21	USD	100	109,250
DaVita HealthCare Partners Inc.
5.75%, 08/15/22 (Call 08/15/17)	USD	50	51,250
6.38%, 11/01/18 (Call 12/02/13)	USD	100	105,125
6.63%, 11/01/20 (Call 11/01/14)	USD	100	106,750
DCP Midstream LLC
5.85%, 05/21/43 (Call 05/21/23)[a,c]	USD	100	94,000
Dean Foods Co.
7.00%, 06/01/16	USD	100	110,750
Del Monte Corp.
7.63%, 02/15/19 (Call 02/15/14)	USD	100	104,250

Security	Principal (000s)		Value

Delphi Corp.
6.13%, 05/15/21 (Call 05/15/16)	USD	100	$110,151
Denali Borrower LLC/Denali Finance Corp.
5.63%, 10/15/20 (Call 10/15/16)[a]	USD	75	74,063
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	USD	100	92,228
8.25%, 02/15/20 (Call 02/15/15)[b]	USD	100	110,040
DISH DBS Corp.
4.25%, 04/01/18	USD	100	101,483
4.63%, 07/15/17[b]	USD	100	103,955
5.00%, 03/15/23	USD	75	71,752
5.88%, 07/15/22[b]	USD	150	153,772
6.75%, 06/01/21	USD	150	162,043
7.75%, 05/31/15	USD	150	164,152
7.88%, 09/01/19[b]	USD	150	174,579
DJO Finance LLC/DJO Finance Corp.
9.88%, 04/15/18 (Call 04/15/15)	USD	50	53,625
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)	USD	50	53,826
7.25%, 10/15/21 (Call 07/15/21)	USD	100	104,756
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)	USD	100	101,000
E*TRADE Financial Corp.
6.00%, 11/15/17 (Call 11/15/14)[b]	USD	100	106,000
Eagle Spinco Inc.
4.63%, 02/15/21 (Call 02/15/18)[a,b]	USD	100	96,916
El Paso Corp.
7.00%, 06/15/17	USD	100	113,326
Endo Health Solutions Inc.
7.00%, 07/15/19 (Call 07/15/15)[b]	USD	100	106,750

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.
10.00%, 12/01/20 (Call 12/01/15)[a]	USD	250	$261,562
12.25%, 03/01/22 (Call 03/01/17)[a,b]	USD	100	115,500
Energy Transfer Equity LP
7.50%, 10/15/20	USD	150	173,250
Energy XXI Gulf Coast Inc.
7.50%, 12/15/21 (Call 12/15/16)[a]	USD	55	57,473
9.25%, 12/15/17 (Call 12/15/14)[b]	USD	100	111,103
Envision Healthcare Corp.
8.13%, 06/01/19 (Call 06/01/14)	USD	50	54,315
EP Energy LLC/EP Energy Finance Inc.
Series WI
9.38%, 05/01/20 (Call 05/01/16)[b]	USD	100	115,509
EP Energy LLC/Everest Acquisition Finance Inc. Series WI
6.88%, 05/01/19 (Call 05/01/15)	USD	100	107,000
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)[b]	USD	25	25,041
5.38%, 04/01/23 (Call 04/01/18)[b]	USD	100	99,220
7.00%, 07/15/21 (Call 07/15/16)[b]	USD	100	109,153
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	USD	50	49,250
First Data Corp.
6.75%, 11/01/20 (Call 11/01/15)[a]	USD	150	158,926
7.38%, 06/15/19 (Call 06/15/15)[a]	USD	150	161,437
8.25%, 01/15/21 (Call 01/15/16)[a,b]	USD	150	159,580

Security	Principal (000s)		Value

8.88%, 08/15/20 (Call 08/15/15)[a]	USD	150	$166,404
10.63%, 06/15/21 (Call 04/15/16)[a]	USD	50	53,621
11.25%, 03/31/16 (Call 12/02/13)[b]	USD	138	138,862
11.25%, 01/15/21 (Call 01/15/16)[a]	USD	50	54,938
11.75%, 08/15/21 (Call 05/15/16)[a]	USD	50	50,813
12.63%, 01/15/21 (Call 01/15/16)[b]	USD	200	231,250
Forest Oil Corp.
7.25%, 06/15/19 (Call 12/02/13)	USD	50	50,491
7.50%, 09/15/20 (Call 09/15/16)	USD	50	49,531
Freescale Semiconductor Inc.
8.05%, 02/01/20 (Call 06/01/15)	USD	100	107,730
9.25%, 04/15/18 (Call 04/15/14)[a]	USD	128	138,370
10.75%, 08/01/20 (Call 08/01/15)	USD	50	56,318
Fresenius Medical Care US Finance II Inc.
5.63%, 07/31/19[a,b]	USD	200	214,500
Frontier Communications Corp.
7.63%, 04/15/24[b]	USD	100	105,000
8.25%, 04/15/17[b]	USD	200	231,000
8.50%, 04/15/20[b]	USD	100	114,000
8.75%, 04/15/22	USD	50	56,938
Gannett Co. Inc.
5.13%, 10/15/19 (Call 10/15/16)[a]	USD	100	103,250
General Motors Co.
3.50%, 10/02/18[a]	USD	75	76,500
General Motors Financial Co. Inc.
4.25%, 05/15/23[a]	USD	105	100,792
4.75%, 08/15/17[a]	USD	100	106,036
GenOn Energy Inc.
9.50%, 10/15/18[b]	USD	100	114,822
9.88%, 10/15/20 (Call 10/15/15)	USD	100	111,717

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

GLP Capital LP/GLP Financing II Inc.
4.88%, 11/01/20 (Call 08/01/20)[a]	USD	25	$25,188
Goodyear Tire & Rubber Co. (The)
6.50%, 03/01/21 (Call 03/01/16)[b]	USD	100	105,750
8.25%, 08/15/20 (Call 08/15/15)[b]	USD	100	113,000
Grifols Inc.
8.25%, 02/01/18 (Call 02/01/14)	USD	100	107,500
Halcon Resources Corp.
8.88%, 05/15/21 (Call 11/15/16)	USD	75	77,952
9.25%, 02/15/22 (Call 08/15/17)[a]	USD	100	105,575
9.75%, 07/15/20 (Call 07/15/16)	USD	50	54,069
Hanesbrands Inc.
6.38%, 12/15/20 (Call 12/15/15)[b]	USD	100	108,750
Harbinger Group Inc.
7.88%, 07/15/19 (Call 01/15/16)[a]	USD	50	53,125
Hawk Acquisition Sub Inc.
4.25%, 10/15/20 (Call 04/15/15)[a]	USD	200	194,250
HCA Holdings Inc.
6.25%, 02/15/21	USD	75	78,562
7.75%, 05/15/21 (Call 11/15/15)[b]	USD	100	109,500
HCA Inc.
5.88%, 03/15/22	USD	100	105,250
5.88%, 05/01/23[b]	USD	100	100,750
6.50%, 02/15/16[b]	USD	100	109,500
6.50%, 02/15/20[b]	USD	400	445,000
7.25%, 09/15/20 (Call 03/15/15)	USD	100	109,500
7.50%, 02/15/22	USD	100	112,000
8.50%, 04/15/19 (Call 04/15/14)	USD	150	160,687

Security	Principal (000s)		Value

HD Supply Inc.
7.50%, 07/15/20 (Call 10/15/16)[a]	USD	150	$158,625
11.00%, 04/15/20 (Call 04/15/16)	USD	100	119,875
11.50%, 07/15/20 (Call 10/15/16)	USD	50	60,063
Health Management Associates Inc.
7.38%, 01/15/20 (Call 01/15/16)	USD	100	111,500
Hercules Offshore Inc.
8.75%, 07/15/21 (Call 07/15/17)[a]	USD	50	54,078
Hertz Corp. (The)
5.88%, 10/15/20 (Call 10/15/15)	USD	100	105,147
6.75%, 04/15/19 (Call 04/15/15)	USD	150	161,616
Hexion U.S. Finance Corp.
6.63%, 04/15/20 (Call 04/15/15)	USD	75	76,781
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 11/15/15)	USD	100	95,500
Hologic Inc.
6.25%, 08/01/20 (Call 08/01/15)	USD	100	106,250
Hughes Satellite Systems Corp.
7.63%, 06/15/21	USD	100	109,250
Huntington Ingalls Industries Inc.
7.13%, 03/15/21 (Call 03/15/16)[b]	USD	50	54,096
Huntsman International LLC
8.63%, 03/15/21 (Call 09/15/15)	USD	100	112,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.75%, 01/15/16 (Call 11/18/13)	USD	100	103,112
8.00%, 01/15/18 (Call 01/15/14)	USD	100	104,864

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

IMS Health Inc.
6.00%, 11/01/20 (Call 11/01/15)[a]	USD	150	$157,125
Infor US Inc.
9.38%, 04/01/19 (Call 04/01/15)	USD	100	112,791
ING U.S. Inc.
5.65%, 05/15/53 (Call 05/15/23)[c]	USD	50	47,625
International Lease Finance Corp.
4.88%, 04/01/15[b]	USD	200	207,301
5.75%, 05/15/16[b]	USD	100	106,782
5.88%, 04/01/19[b]	USD	150	161,137
5.88%, 08/15/22[b]	USD	100	102,750
8.25%, 12/15/20	USD	200	236,732
8.63%, 09/15/15	USD	100	111,498
8.75%, 03/15/17[b]	USD	200	235,239
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[a,b]	USD	25	26,063
11.00%, 08/15/18 (Call 08/15/14)[a]	USD	25	21,688
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)[b]	USD	75	71,625
7.75%, 10/01/19 (Call 10/01/15)	USD	100	111,023
Jaguar Holding Co.
9.50%, 12/01/19 (Call 12/01/14)[a,b]	USD	100	112,750
Jarden Corp.
7.50%, 05/01/17	USD	50	57,875
JC Penney Corp. Inc.
5.65%, 06/01/20	USD	75	56,625
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18[a]	USD	100	109,303
Kinetic Concepts Inc. / KCI USA Inc.
10.50%, 11/01/18 (Call 11/01/15)	USD	100	112,375
12.50%, 11/01/19 (Call 11/01/15)[b]	USD	50	53,875

Security	Principal (000s)		Value

L Brands Inc.
5.63%, 02/15/22[b]	USD	100	$103,000
6.63%, 04/01/21	USD	100	110,125
6.90%, 07/15/17	USD	100	114,250
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)	USD	50	47,827
Laredo Petroleum Inc.
9.50%, 02/15/19 (Call 02/15/15)	USD	100	111,497
Laureate Education Inc.
9.25%, 09/01/19 (Call 09/01/15)[a]	USD	50	55,000
Lear Corp.
4.75%, 01/15/23 (Call 01/15/18)[a]	USD	25	24,119
Lennar Corp.
4.75%, 12/15/17 (Call 09/15/17)[b]	USD	100	104,750
Level 3 Financing Inc.
8.13%, 07/01/19 (Call 07/01/15)	USD	200	220,500
8.63%, 07/15/20 (Call 01/15/16)[b]	USD	100	113,375
Levi Strauss & Co.
6.88%, 05/01/22 (Call 05/01/17)[b]	USD	100	108,500
Linn Energy LLC/Linn Energy Finance Corp.
7.00%, 11/01/19 (Call 11/01/15)[a,b]	USD	200	198,831
7.75%, 02/01/21 (Call 09/15/15)	USD	100	103,423
8.63%, 04/15/20 (Call 04/15/15)	USD	100	106,898
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.50%, 07/15/23 (Call 04/15/23)	USD	100	96,370
6.75%, 11/01/20 (Call 11/01/15)[b]	USD	150	163,557

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Masco Corp.
6.13%, 10/03/16[b]	USD	150	$167,250
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)	USD	100	107,875
MetroPCS Wireless Inc.
6.25%, 04/01/21 (Call 04/01/17)[a]	USD	100	104,750
6.63%, 11/15/20 (Call 11/15/15)	USD	100	105,750
6.63%, 04/01/23 (Call 04/01/18)[a,b]	USD	200	209,500
7.88%, 09/01/18 (Call 09/01/14)	USD	100	108,000
MGM Resorts International
6.63%, 12/15/21[b]	USD	175	187,250
7.50%, 06/01/16[b]	USD	100	112,443
7.63%, 01/15/17[b]	USD	100	113,677
8.63%, 02/01/19[b]	USD	150	176,625
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
9.25%, 06/01/21 (Call 06/01/16)	USD	50	51,326
10.75%, 10/01/20 (Call 10/01/16)	USD	50	53,710
Momentive Performance Materials Inc.
8.88%, 10/15/20 (Call 10/15/15)	USD	50	53,002
9.00%, 01/15/21 (Call 01/15/16)[b]	USD	75	66,937
Nationstar Mortgage LLC/Nationstar Capital Corp.
7.88%, 10/01/20 (Call 10/01/16)[b]	USD	100	106,500
Navistar International Corp.
8.25%, 11/01/21 (Call 11/01/14)	USD	100	101,975
NBTY Inc.
9.00%, 10/01/18 (Call 10/01/14)	USD	50	54,938
NCR Corp.
5.00%, 07/15/22 (Call 07/15/17)	USD	50	49,063

Security	Principal (000s)		Value

Neiman Marcus Group Inc. (The)
8.00%, 10/15/21 (Call 10/15/16)[a]	USD	100	$102,250
Newfield Exploration Co.
5.75%, 01/30/22	USD	100	105,237
6.88%, 02/01/20 (Call 02/01/15)[b]	USD	100	106,807
NGPL PipeCo LLC
9.63%, 06/01/19 (Call 06/01/15)[a]	USD	100	99,358
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 10/01/16)	USD	50	49,134
7.75%, 10/15/18 (Call 10/15/14)	USD	75	81,737
NRG Energy Inc.
7.63%, 01/15/18[b]	USD	100	113,020
7.63%, 05/15/19 (Call 05/15/14)	USD	250	265,502
7.88%, 05/15/21 (Call 05/15/16)[b]	USD	100	110,690
8.25%, 09/01/20 (Call 09/01/15)	USD	50	55,836
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[a]	USD	50	49,023
Nuveen Investments Inc.
9.13%, 10/15/17 (Call 10/15/14)[a,b]	USD	50	48,500
9.50%, 10/15/20 (Call 10/15/16)[a]	USD	50	47,500
Oasis Petroleum Inc.
7.25%, 02/01/19 (Call 02/01/15)	USD	100	107,500
Offshore Group Investments Ltd.
7.13%, 04/01/23 (Call 04/01/18)	USD	75	76,336
7.50%, 11/01/19 (Call 11/01/15)	USD	50	54,425
Paris Las Vegas Holding LLC/Caesars Entertainment Corp.
8.00%, 10/01/20 (Call 10/01/16)[a,b]	USD	100	100,371

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Peabody Energy Corp.
6.00%, 11/15/18	USD	150	$158,570
6.25%, 11/15/21	USD	100	103,361
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)	USD	50	52,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II
8.38%, 06/01/20 (Call 06/01/16)	USD	75	82,687
Petco Animal Supplies Inc.
9.25%, 12/01/18 (Call 12/02/13)[a]	USD	50	53,625
Pinnacle Entertainment Inc.
7.50%, 04/15/21 (Call 04/15/15)[b]	USD	100	109,750
PNK Finance Corp.
6.38%, 08/01/21 (Call 08/01/16)[a]	USD	15	15,800
PolyOne Corp.
5.25%, 03/15/23	USD	50	49,688
Post Holdings Inc.
7.38%, 02/15/22 (Call 02/15/17)	USD	50	53,250
Puget Energy Inc.
6.50%, 12/15/20	USD	100	113,135
PVH Corp.
7.38%, 05/15/20 (Call 05/15/15)	USD	100	109,750
QEP Resources Inc.
5.38%, 10/01/22 (Call 07/01/22)[b]	USD	100	97,087
QVC Inc.
5.13%, 07/02/22	USD	100	100,568
7.50%, 10/01/19 (Call 10/01/14)[a]	USD	100	108,000
R.R. Donnelley & Sons Co.
7.88%, 03/15/21[b]	USD	50	55,750
8.25%, 03/15/19[b]	USD	100	115,000
Range Resources Corp.
5.00%, 08/15/22 (Call 02/15/17)	USD	100	100,356

Security	Principal (000s)		Value

5.75%, 06/01/21 (Call 06/01/16)	USD	100	$106,322
Realogy Group LLC
7.88%, 02/15/19 (Call 02/15/15)[a]	USD	100	109,476
Regency Energy Partners LP/Regency Energy Finance Corp.
5.50%, 04/15/23 (Call 10/15/17)	USD	50	49,874
6.88%, 12/01/18 (Call 12/01/14)	USD	100	107,347
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 10/15/15)[b]	USD	300	309,000
7.13%, 04/15/19 (Call 10/15/14)	USD	350	374,062
8.25%, 02/15/21 (Call 02/15/16)[b]	USD	100	103,750
9.00%, 04/15/19 (Call 10/15/14)	USD	100	106,750
9.88%, 08/15/19 (Call 08/15/15)[b]	USD	150	165,750
Rite Aid Corp.
6.75%, 06/15/21 (Call 06/15/16)[b]	USD	100	105,500
9.25%, 03/15/20 (Call 03/15/16)	USD	50	57,747
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	USD	75	63,230
6.85%, 07/15/18[a]	USD	50	47,135
Rockwood Specialties Group Inc.
4.63%, 10/15/20 (Call 10/15/15)	USD	100	103,000
Sabine Pass Liquefaction LLC
5.63%, 02/01/21[a]	USD	100	100,750
5.63%, 04/15/23[a]	USD	100	97,607
Sabine Pass LNG LP
7.50%, 11/30/16[b]	USD	100	111,397
Sabre Inc.
8.50%, 05/15/19 (Call 05/15/15)[a,b]	USD	100	109,875

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

Sally Holdings LLC/Sally Capital Inc.
6.88%, 11/15/19 (Call 11/15/15)[b]	USD	150	$165,562
Samson Investment Co.
10.25%, 02/15/20 (Call 02/15/16)[a]	USD	150	161,618
SandRidge Energy Inc.
7.50%, 03/15/21 (Call 03/15/16)[b]	USD	100	106,002
8.13%, 10/15/22 (Call 04/15/17)	USD	100	106,470
SBA Communications Corp.
5.63%, 10/01/19 (Call 10/01/16)	USD	50	51,250
Seagate HDD Cayman
7.00%, 11/01/21 (Call 05/01/16)[b]	USD	100	110,500
Sealed Air Corp.
8.13%, 09/15/19 (Call 09/15/15)[a]	USD	100	112,750
8.38%, 09/15/21 (Call 09/15/16)[a]	USD	100	114,500
Sears Holdings Corp.
6.63%, 10/15/18	USD	100	94,250
Service Corp. International
5.38%, 01/15/22 (Call 07/15/17)[a]	USD	100	101,000
ServiceMaster Co.
7.00%, 08/15/20 (Call 08/15/15)[b]	USD	50	49,250
8.00%, 02/15/20 (Call 02/15/15)[b]	USD	50	51,202
SESI LLC
6.38%, 05/01/19 (Call 05/01/15)	USD	100	105,923
Sinclair Television Group Inc.
6.13%, 10/01/22 (Call 10/01/17)	USD	100	101,824
Sirius XM Radio Inc.
4.63%, 05/15/23 (Call 05/15/18)[a]	USD	100	91,750
SLM Corp.
5.50%, 01/15/19[b]	USD	200	207,807

Security	Principal (000s)		Value

6.00%, 01/25/17[b]	USD	250	$272,468
6.25%, 01/25/16[b]	USD	150	163,899
8.00%, 03/25/20[b]	USD	200	228,147
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)[a]	USD	50	48,841
Smithfield Foods Inc.
6.63%, 08/15/22 (Call 08/15/17)	USD	100	105,375
Spectrum Brands Escrow Corp.
6.38%, 11/15/20 (Call 11/15/16)[a]	USD	100	106,250
Springleaf Finance Corp.
Series I
5.40%, 12/01/15	USD	50	52,375
6.90%, 12/15/17	USD	250	270,625
Sprint Communications Inc.
6.00%, 12/01/16[b]	USD	150	162,375
6.00%, 11/15/22[b]	USD	200	197,500
7.00%, 03/01/20[a]	USD	100	110,250
7.00%, 08/15/20	USD	50	53,500
8.38%, 08/15/17[b]	USD	150	173,625
9.00%, 11/15/18[a,b]	USD	150	181,875
9.13%, 03/01/17	USD	150	176,625
11.50%, 11/15/21[b]	USD	100	130,000
Sprint Corp.
7.88%, 09/15/23[a]	USD	300	324,375
SPX Corp.
6.88%, 09/01/17[b]	USD	50	56,268
Standard Pacific Corp.
8.38%, 05/15/18[b]	USD	100	116,000
Steel Dynamics Inc.
5.25%, 04/15/23 (Call 04/15/18)[a]	USD	75	74,309
Suburban Propane Partners LP/Suburban Energy Finance Corp.
7.50%, 10/01/18 (Call 10/01/14)	USD	84	90,596
Sun Merger Sub Inc.
5.25%, 08/01/18 (Call 08/01/15)[a]	USD	25	26,188
5.88%, 08/01/21 (Call 08/01/16)[a]	USD	50	52,250

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/01/15)	USD	50	$52,201
7.38%, 11/15/18 (Call 12/02/13)[b]	USD	100	106,180
7.63%, 11/15/20 (Call 11/15/15)	USD	100	108,523
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/17)[a,b]	USD	50	49,125
8.00%, 05/01/16	USD	50	55,813
T-Mobile USA Inc.
6.63%, 04/28/21 (Call 04/28/17)	USD	200	212,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 05/15/18)[a]	USD	50	46,688
5.25%, 05/01/23 (Call 11/01/17)	USD	100	100,003
6.88%, 02/01/21 (Call 02/01/16)	USD	100	107,539
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a]	USD	100	97,000
Tenet Healthcare Corp.
4.50%, 04/01/21	USD	200	194,000
6.00%, 10/01/20[a]	USD	50	52,938
6.25%, 11/01/18[b]	USD	100	109,000
8.00%, 08/01/20 (Call 08/01/15)	USD	50	54,313
8.13%, 04/01/22[a]	USD	50	54,750
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)[b]	USD	100	104,000
Tesoro Corp.
5.38%, 10/01/22 (Call 10/01/17)[b]	USD	50	49,405
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc.
11.50%, 10/01/20 (Call 04/01/16)[a]	USD	150	106,500

Security	Principal (000s)		Value

Toll Brothers Finance Corp.
5.88%, 02/15/22 (Call 11/15/21)	USD	100	$105,500
Toys R Us Inc.
10.38%, 08/15/17 (Call 02/15/15)	USD	25	23,250
TransDigm Inc.
7.75%, 12/15/18 (Call 12/15/14)	USD	150	161,250
TRW Automotive Inc.
4.50%, 03/01/21[a]	USD	50	50,876
tw telecom holdings Inc.
5.38%, 10/01/22 (Call 10/01/17)[b]	USD	100	99,500
UBS Preferred Funding Trust V Series 1
6.24%, 05/29/49 (Call 05/15/16)[c]	USD	75	80,126
United Airlines Inc.
6.75%, 09/15/15 (Call 12/02/13)[a]	USD	100	103,250
United Rentals (North America) Inc.
7.38%, 05/15/20 (Call 05/15/16)	USD	150	167,207
7.63%, 04/15/22 (Call 04/15/17)[b]	USD	100	112,207
8.38%, 09/15/20 (Call 09/15/15)	USD	100	111,782
United States Steel Corp.
7.38%, 04/01/20[b]	USD	100	105,295
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a,b]	USD	100	99,404
6.75%, 09/15/22 (Call 09/15/17)[a]	USD	100	109,250
6.88%, 05/15/19 (Call 05/15/15)[a]	USD	150	162,000
8.50%, 05/15/21 (Call 11/15/15)[a,b]	USD	50	55,375
US Airways Group Inc.
6.13%, 06/01/18	USD	50	49,158

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)		Value

US Foods Inc.
8.50%, 06/30/19 (Call 06/30/14)	USD	100	$107,500
USG Corp.
6.30%, 11/15/16[b]	USD	100	107,250
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (Call 10/15/16)[a]	USD	200	212,500
6.75%, 08/15/21 (Call 02/15/16)[a]	USD	100	106,500
6.88%, 12/01/18 (Call 12/01/14)[a,b]	USD	200	213,500
Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 01/15/15)	USD	30	31,050
Virgin Media Secured Finance PLC
5.38%, 04/15/21 (Call 04/15/17)[a]	USD	200	201,500
6.00%, 04/15/21 (Call 04/15/17)[d]	GBP	100	165,882
Vulcan Materials Co.
7.50%, 06/15/21	USD	100	112,375
VWR Funding Inc.
7.25%, 09/15/17 (Call 09/15/14)	USD	50	53,750
Walter Energy Inc.
8.50%, 04/15/21 (Call 04/15/17)[a,b]	USD	25	21,156
West Corp.
8.63%, 10/01/18 (Call 10/01/14)	USD	100	108,882
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)[a]	USD	50	52,813
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 07/15/15)	USD	75	82,781
Windstream Corp.
7.50%, 04/01/23 (Call 04/01/16)[b]	USD	100	104,250

Security	Principal or Shares (000s)		Value

7.75%, 10/15/20 (Call 10/15/15)[b]	USD	200	$214,000
WMG Acquisition Corp.
11.50%, 10/01/18 (Call 10/01/14)	USD	100	115,765
WPX Energy Inc.
6.00%, 01/15/22 (Call 10/15/21)	USD	100	105,010
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp.
7.75%, 08/15/20 (Call 08/15/15)	USD	100	112,573
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 03/15/22 (Call 03/15/17)	USD	100	102,880
Zayo Group LLC/Zayo Capital Inc.
10.13%, 07/01/20 (Call 07/01/16)	USD	100	115,750

			46,136,583

TOTAL CORPORATE BONDS & NOTES
(Cost: $70,263,807)			72,712,306

FOREIGN AGENCY OBLIGATIONS — 0.19%

PORTUGAL — 0.19%
Caixa Geral de Depositos SA
5.63%, 12/04/15[d]	EUR	100	141,773

			141,773

TOTAL FOREIGN AGENCY OBLIGATIONS
(Cost: $136,026)			141,773

SHORT-TERM INVESTMENTS — 16.41%

MONEY MARKET FUNDS — 16.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[f,g,h]		10,727	10,726,857
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[f,g,h]		930	929,853

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Shares (000s)	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	633	$633,152

		12,289,862

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,289,862)		12,289,862

TOTAL INVESTMENTS IN SECURITIES — 113.69%
(Cost: $82,689,695)		85,143,941
Other Assets, Less Liabilities — (13.69)%		(10,250,609)

NET ASSETS — 100.00%		$74,893,332

CAD   —  Canadian Dollar

EUR   —  Euro

GBP  —  British Pound

USD  —  United States Dollar

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Variable rate security. Rate shown is as of report date.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

October 31, 2013

	iShares Emerging Markets Corporate Bond ETF	iShares Emerging Markets High Yield Bond ETF	iShares Emerging Markets Local Currency Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$35,694,499	$205,911,706	$640,404,585
Affiliated (Note 2)	185,824	1,141,039	111,048

Total cost of investments	$35,880,323	$207,052,745	$640,515,633

Investments in securities, at fair value (Note 1):
Unaffiliated	$34,706,855	$197,993,812	$623,781,633
Affiliated (Note 2)	185,824	1,141,039	111,048

Total fair value of investments	34,892,679	199,134,851	623,892,681
Foreign currency, at value[a]	—	—	5,550,203
Cash	10,594	25,784	—
Receivables:
Investment securities sold	705,313	17,659,311	2,725,573
Interest	471,844	3,216,678	9,571,402

Total Assets	36,080,430	220,036,624	641,739,859

LIABILITIES
Payables:
Investment securities purchased	724,813	16,085,279	3,038,491
Capital shares redeemed	—	230,623	—
Deferred foreign capital gains taxes (Note 1)	—	—	35,208
Investment advisory fees (Note 2)	17,829	116,797	324,589

Total Liabilities	742,642	16,432,699	3,398,288

NET ASSETS	$35,337,788	$203,603,925	$638,341,571

Net assets consist of:
Paid-in capital	$36,400,576	$217,354,819	$659,486,128
Undistributed net investment income	106,874	1,011,628	—
Accumulated net realized loss	(182,018)	(6,844,628)	(4,620,486)
Net unrealized depreciation	(987,644)	(7,917,894)	(16,524,071)

NET ASSETS	$35,337,788	$203,603,925	$638,341,571

Shares outstanding[b]	700,000	4,000,000	12,600,000

Net asset value per share	$50.48	$50.90	$50.66

[a]	Cost of foreign currency: $ —, $ — and $5,518,486, respectively.
[b]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

October 31, 2013

	iShares Global ex USD High Yield Corporate Bond ETF	iShares Global High Yield Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$45,225,597	$70,399,833
Affiliated (Note 2)	6,507	12,289,862

Total cost of investments	$45,232,104	$82,689,695

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$48,254,308	$72,854,079
Affiliated (Note 2)	6,507	12,289,862

Total fair value of investments	48,260,815	85,143,941
Foreign currency, at value[b]	901,651	271,172
Cash	—	107,839
Receivables:
Investment securities sold	6	53,414
Interest	1,169,885	1,369,008
Capital shares sold	836,012	—

Total Assets	51,168,369	86,945,374

LIABILITIES
Payables:
Investment securities purchased	—	370,151
Collateral for securities on loan (Note 5)	—	11,656,710
Investment advisory fees (Note 2)	15,364	25,181

Total Liabilities	15,364	12,052,042

NET ASSETS	$51,153,005	$74,893,332

Net assets consist of:
Paid-in capital	$47,415,470	$71,919,300
Undistributed net investment income	484,187	520,139
Undistributed net realized gain (accumulated net realized loss)	206,630	(13,975)
Net unrealized appreciation	3,046,718	2,467,868

NET ASSETS	$51,153,005	$74,893,332

Shares outstanding[c]	900,000	1,400,000

Net asset value per share	$56.84	$53.50

[a]	Securities on loan with values of $ —, and $11,197,613, respectively. See Note 5.
[b]	Cost of foreign currency: $905,948 and $266,045, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended October 31, 2013

	iShares Emerging Markets Corporate Bond ETF	iShares Emerging Markets High Yield Bond ETF	iShares Emerging Markets Local Currency Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a]	$1,465,404	$14,142,677	$25,488,489
Interest — affiliated (Note 2)	104	379	449
Securities lending income — affiliated (Note 2)	—	50	—

	1,465,508	14,143,106	25,488,938
Less: Other foreign taxes (Note 1)	—	—	(309)

Total investment income	1,465,508	14,143,106	25,488,629

EXPENSES
Investment advisory fees (Note 2)	202,526	1,462,488	3,298,880

Total expenses	202,526	1,462,488	3,298,880

Net investment income	1,262,982	12,680,618	22,189,749

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(179,332)	(6,953,390)	(8,360,584)
In-kind redemptions — unaffiliated	(439,129)	(1,779,689)	—
Foreign currency transactions	—	—	(3,942,872)

Net realized loss	(618,461)	(8,733,079)	(12,303,456)

Net change in unrealized appreciation/depreciation on:
Investments[c]	(1,561,100)	(7,436,270)	(18,679,253)
Translation of assets and liabilities in foreign currencies	—	—	139,960

Net change in unrealized appreciation/depreciation	(1,561,100)	(7,436,270)	(18,539,293)

Net realized and unrealized loss	(2,179,561)	(16,169,349)	(30,842,749)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(916,579)	$(3,488,731)	$(8,653,000)

[a]	Net of foreign withholding tax of $ —, $ — and $1,393,157, respectively.
[b]	Net of foreign capital gains taxes of $ —, $ — and $1,880, respectively.
[c]	Net of deferred foreign capital gains taxes of $ —, $ — and $34,499, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES®, INC.

Year ended October 31, 2013

	iShares Global ex USD High Yield Corporate Bond ETF	iShares Global High Yield Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$2,450,722	$3,400,960
Interest — affiliated (Note 2)	18	112
Securities lending income — affiliated (Note 2)	—	15,239

Total investment income	2,450,740	3,416,311

EXPENSES
Investment advisory fees (Note 2)	215,773	302,079

Total expenses	215,773	302,079
Less investment advisory fees waived (Note 2)	(58,847)	(82,385)

Net expenses	156,926	219,694

Net investment income	2,293,814	3,196,617

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	254,793	65,881
Foreign currency transactions	8,768	16,243

Net realized gain	263,561	82,124

Net change in unrealized appreciation/depreciation on:
Investments	2,313,493	1,687,153
Translation of assets and liabilities in foreign currencies	6,105	9,868

Net change in unrealized appreciation/depreciation	2,319,598	1,697,021

Net realized and unrealized gain	2,583,159	1,779,145

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,876,973	$4,975,762

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Emerging Markets Corporate Bond ETF		iShares Emerging Markets High Yield Bond ETF
	Year ended October 31, 2013	Period from April 17, 2012[a] to October 31, 2012	Year ended October 31, 2013	Period from April 3, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,262,982	$265,990	$12,680,618	$675,989
Net realized gain (loss)	(618,461)	4,611	(8,733,079)	(23,580)
Net change in unrealized appreciation/depreciation	(1,561,100)	573,456	(7,436,270)	(481,624)

Net increase (decrease) in net assets resulting from operations	(916,579)	844,057	(3,488,731)	170,785

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,215,670)	(206,428)	(11,875,701)	(469,278)

Total distributions to shareholders	(1,215,670)	(206,428)	(11,875,701)	(469,278)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,155,693	20,532,606	93,145,288	166,529,529
Cost of shares redeemed	(4,855,891)	—	(40,407,967)	—

Net increase in net assets from capital share transactions	16,299,802	20,532,606	52,737,321	166,529,529

INCREASE IN NET ASSETS	14,167,553	21,170,235	37,372,889	166,231,036

NET ASSETS
Beginning of period	21,170,235	—	166,231,036	—

End of period	$35,337,788	$21,170,235	$203,603,925	$166,231,036

Undistributed net investment income included in net assets at end of period	$106,874	$59,562	$1,011,628	$206,711

SHARES ISSUED AND REDEEMED
Shares sold	400,000	400,000	1,700,000	3,100,000
Shares redeemed	(100,000)	—	(800,000)	—

Net increase in shares outstanding	300,000	400,000	900,000	3,100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares Emerging Markets Local Currency Bond ETF		iShares Global ex USD High Yield Corporate Bond ETF
	Year ended October 31, 2013	Year ended October 31, 2012	Year ended October 31, 2013	Period from April 3, 2012[a] to October 31, 2012 (Unaudited)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,189,749	$2,196,632	$2,293,814	$970,827
Net realized gain (loss)	(12,303,456)	(1,881,704)	263,561	(254,500)
Net change in unrealized appreciation/depreciation	(18,539,293)	1,298,774	2,319,598	727,120

Net increase (decrease) in net assets resulting from operations	(8,653,000)	1,613,702	4,876,973	1,443,447

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,179,444)	(642,268)	(1,957,170)	(625,715)
Return of capital	(450,972)	(867,033)	—	—

Total distributions to shareholders	(14,630,416)	(1,509,301)	(1,957,170)	(625,715)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	473,342,721	176,968,127	22,229,000	25,186,470
Cost of shares redeemed	(19,471,218)	—	—	—

Net increase in net assets from capital share transactions	453,871,503	176,968,127	22,229,000	25,186,470

INCREASE IN NET ASSETS	430,588,087	177,072,528	25,148,803	26,004,202

NET ASSETS
Beginning of period	207,753,484	30,680,956	26,004,202	—

End of period	$638,341,571	$207,753,484	$51,153,005	$26,004,202

Undistributed net investment income included in net assets at end of period	$—	$—	$484,187	$165,707

SHARES ISSUED AND REDEEMED
Shares sold	9,000,000	3,400,000	400,000	500,000
Shares redeemed	(400,000)	—	—	—

Net increase in shares outstanding	8,600,000	3,400,000	400,000	500,000

[a]	Commencement of operations.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares Global High Yield Corporate Bond ETF
	Year ended October 31, 2013	Period from April 3, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,196,617	$1,030,285
Net realized gain (loss)	82,124	(30,820)
Net change in unrealized appreciation/depreciation	1,697,021	770,847

Net increase in net assets resulting from operations	4,975,762	1,770,312

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,923,699)	(848,343)

Total distributions to shareholders	(2,923,699)	(848,343)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	36,671,836	35,247,464

Net increase in net assets from capital share transactions	36,671,836	35,247,464

INCREASE IN NET ASSETS	38,723,899	36,169,433

NET ASSETS
Beginning of period	36,169,433	—

End of period	$74,893,332	$36,169,433

Undistributed net investment income included in net assets at end of period	$520,139	$187,869

SHARES ISSUED
Shares sold	700,000	700,000

Net increase in shares outstanding	700,000	700,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Emerging Markets Corporate Bond ETF

	Year ended Oct. 31, 2013	Period from Apr. 17, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.93	$50.00

Income from investment operations:
Net investment income[b]	1.92	1.07
Net realized and unrealized gain (loss)[c]	(2.49)	2.76

Total from investment operations	(0.57)	3.83

Less distributions from:
Net investment income	(1.88)	(0.90)

Total distributions	(1.88)	(0.90)

Net asset value, end of period	$50.48	$52.93

Total return	(1.07)%	7.75%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$35,338	$21,170
Ratio of expenses to average net assets[e]	0.60%	0.60%
Ratio of net investment income to average net assets[e]	3.74%	3.87%
Portfolio turnover rate[f]	33%	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Emerging Markets High Yield Bond ETF

	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$53.62	$50.02

Income from investment operations:
Net investment income[b]	2.97	1.60
Net realized and unrealized gain (loss)[c]	(2.91)	3.40

Total from investment operations	0.06	5.00

Less distributions from:
Net investment income	(2.78)	(1.40)

Total distributions	(2.78)	(1.40)

Net asset value, end of period	$50.90	$53.62

Total return	0.14%	10.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$203,604	$166,231
Ratio of expenses to average net assets[e]	0.65%	0.65%
Ratio of net investment income to average net assets[e]	5.64%	5.34%
Portfolio turnover rate[f]	57%	40%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Emerging Markets Local Currency Bond ETF

	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Oct. 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$51.94	$51.13	$49.85

Income from investment operations:
Net investment income[b]	2.07	2.31	0.02
Net realized and unrealized gain (loss)[c]	(1.92)	0.41	1.26

Total from investment operations	0.15	2.72	1.28

Less distributions from:
Net investment income	(1.39)	(0.81)	—
Return of capital	(0.04)	(1.10)	—

Total distributions	(1.43)	(1.91)	—

Net asset value, end of period	$50.66	$51.94	$51.13

Total return	0.28%	5.48%	2.57%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$638,342	$207,753	$30,681
Ratio of expenses to average net assets[e]	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[e]	4.04%	4.57%	1.21%
Portfolio turnover rate[f]	41%	61%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended October 31, 2013 and October 31, 2012 were 39% and 61%, respectively. See Note 4.

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Global ex USD High Yield Corporate Bond ETF

	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.01	$50.14

Income from investment operations:
Net investment income[b]	3.15	1.94
Net realized and unrealized gain[c]	4.51	1.18

Total from investment operations	7.66	3.12

Less distributions from:
Net investment income	(2.83)	(1.25)

Total distributions	(2.83)	(1.25)

Net asset value, end of period	$56.84	$52.01

Total return	15.20%	6.49%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$51,153	$26,004
Ratio of expenses to average net assets[e]	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees[e]	0.55%	0.55%
Ratio of net investment income to average net assets[e]	5.85%	6.92%
Portfolio turnover rate[f]	33%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Global High Yield Corporate Bond ETF

	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.67	$50.00

Income from investment operations:
Net investment income[b]	3.05	1.82
Net realized and unrealized gain[c]	1.70	1.35

Total from investment operations	4.75	3.17

Less distributions from:
Net investment income	(2.92)	(1.50)

Total distributions	(2.92)	(1.50)

Net asset value, end of period	$53.50	$51.67

Total return	9.50%	6.53%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$74,893	$36,169
Ratio of expenses to average net assets[e]	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees[e]	0.55%	0.55%
Ratio of net investment income to average net assets[e]	5.82%	6.28%
Portfolio turnover rate[f]	20%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Bond ETF	Former Name [a]	Diversification Classification
Emerging Markets Corporate	iShares Emerging Markets Corporate Bond Fund	Non-diversified
Emerging Markets High Yield	iShares Emerging Markets High Yield Bond Fund	Non-diversified
Emerging Markets Local Currency	iShares Emerging Markets Local Currency Bond Fund	Non-diversified
Global ex USD High Yield Corporate	iShares Global ex USD High Yield Corporate Bond Fund	Non-diversified
Global High Yield Corporate	iShares Global High Yield Corporate Bond Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares Bond ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
Emerging Markets Corporate
Assets:
Corporate Bonds & Notes	$—	$17,738,300	$—		$17,738,300
Foreign Agency Obligations	—	16,968,555	—		16,968,555
Money Market Funds	185,824	—	—		185,824

	$185,824	$34,706,855	$—		$34,892,679

Emerging Markets High Yield
Assets:
Corporate Bonds & Notes	$—	$55,643,296	$—		$55,643,296
Foreign Agency Obligations	—	26,583,850	—		26,583,850
Foreign Government Obligations	—	115,766,666	—		115,766,666
Money Market Funds	1,141,039	—	—		1,141,039

	$1,141,039	$197,993,812	$—		$199,134,851

Emerging Markets Local Currency
Assets:
Foreign Government Obligations	$—	$623,781,633	$—		$623,781,633
Money Market Funds	111,048	—	—		111,048

	$111,048	$623,781,633	$—		$623,892,681

Global ex USD High Yield Corporate
Assets:
Corporate Bonds & Notes	$—	$47,975,361	$0	[a]	$47,975,361
Foreign Agency Obligations	—	278,947	—		278,947
Money Market Funds	6,507	—	—		6,507

	$6,507	$48,254,308	$0	[a]	$48,260,815

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares Bond ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total

Global High Yield Corporate
Assets:
Corporate Bonds & Notes	$—	$72,712,306	$—	$72,712,306
Foreign Agency Obligations	—	141,773	—	141,773
Money Market Funds	12,289,862	—	—	12,289,862

	$12,289,862	$72,854,079	$—	$85,143,941

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Advisor”), an affiliate of BFA, under which BFA pays the Sub-Advisor for services it provides to the iShares Emerging Markets Local Currency Bond ETF, iShares Global ex USD High Yield Corporate Bond ETF and iShares Global High Yield Corporate Bond ETF.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Bond ETF	Investment Advisory Fee
Emerging Markets Corporate	0.60%
Emerging Markets High Yield	0.65
Emerging Markets Local Currency	0.60
Global ex USD High Yield Corporate	0.55
Global High Yield Corporate	0.55

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Global ex USD High Yield Corporate Bond ETF and the iShares Global High Yield Corporate Bond ETF through December 31, 2014 in order to limit total annual operating expenses to 0.40% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended October 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares Bond ETF	Securities Lending Agent Fees
Emerging Markets High Yield	$27
Global High Yield Corporate	8,206

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2013 were as follows:

iShares Bond ETF	Purchases	Sales
Emerging Markets Corporate	$12,821,245	$10,662,595
Emerging Markets High Yield	128,286,826	122,024,461
Emerging Markets Local Currency	600,508,624	190,377,840
Global ex USD High Yield Corporate	28,413,138	12,595,186
Global High Yield Corporate	20,429,006	10,752,790

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended October 31, 2013 were as follows:

iShares Bond ETF	In-kind Purchases	In-kind Sales
Emerging Markets Corporate	$18,316,285	$3,944,366
Emerging Markets High Yield	89,868,146	39,144,643
Emerging Markets Local Currency	14,608,976	—
Global ex USD High Yield Corporate	4,813,435	—
Global High Yield Corporate	26,421,656	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of October 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of October 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Bond ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Emerging Markets Corporate	$(431,832)	$—	$431,832
Emerging Markets High Yield	(1,912,031)	—	1,912,031
Emerging Markets Local Currency	—	(8,010,305)	8,010,305
Global ex USD High Yield Corporate	—	(18,164)	18,164
Global High Yield Corporate	—	59,352	(59,352)

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

iShares Bond ETF	2013	2012
Emerging Markets Corporate
Ordinary income	$1,215,670	$206,428

Emerging Markets High Yield
Ordinary income	$11,875,701	$469,278

Emerging Markets Local Currency
Ordinary income	$14,179,444	$642,268
Return of capital	450,972	867,033

	$14,630,416	$1,509,301

Global ex USD High Yield Corporate
Ordinary income	$1,957,170	$625,715

Global High Yield Corporate
Ordinary income	$2,923,699	$848,343

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES®, INC.

As of October 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Bond ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Emerging Markets Corporate	$106,874	$—	$(177,446)	$(992,216)	$(1,062,788)
Emerging Markets High Yield	1,011,628	—	(6,533,856)	(8,228,666)	(13,750,894)
Emerging Markets Local Currency	—	—	(2,413,710)	(18,730,847)	(21,144,557)
Global ex USD High Yield Corporate	588,260	102,557	—	3,046,718	3,737,535
Global High Yield Corporate	520,139	—	(13,975)	2,467,868	2,974,032

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares Bond ETF	Non- Expiring
Emerging Markets Corporate	$177,446
Emerging Markets High Yield	6,533,856
Emerging Markets Local Currency	2,413,710
Global High Yield Corporate	13,975

For the year ended October 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares Bond ETF	Utilized
Global ex USD High Yield Corporate	$75,095
Global High Yield Corporate	22,772

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Corporate	$35,884,895	$243,431	$(1,235,647)	$(992,216)
Emerging Markets High Yield	207,363,517	1,437,626	(9,666,292)	(8,228,666)
Emerging Markets Local Currency	642,722,409	13,847,438	(32,677,166)	(18,829,728)
Global ex USD High Yield Corporate	45,232,104	3,294,086	(265,375)	3,028,711
Global High Yield Corporate	82,689,695	3,017,970	(563,724)	2,454,246

Management has reviewed the tax positions as of October 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Emerging Markets Corporate Bond ETF, iShares Emerging Markets High Yield Bond ETF, iShares Emerging Markets Local Currency Bond ETF, iShares Global ex USD High Yield Corporate Bond ETF and iShares Global High Yield Corporate Bond ETF (the “Funds”), at October 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 20, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended October 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Bond ETF	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets Corporate	$1,376,159	$—
Emerging Markets High Yield	13,625,827	—
Emerging Markets Local Currency	26,881,634	1,393,466
Global ex USD High Yield Corporate	2,429,786	—

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2013:

iShares Bond ETF	Interest- Related Dividends
Emerging Markets Corporate	$49,568
Emerging Markets High Yield	445,005
Global ex USD High Yield Corporate	14,183
Global High Yield Corporate	2,036,212

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I.  iShares Emerging Markets Corporate Bond ETF and iShares Emerging Markets High Yield Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group. The Board further noted that the iShares Emerging Markets Corporate Bond Fund and the iShares Emerging Markets High Yield Bond Fund ranked in the fourth and fifth Lipper Quintiles, respectively, for expenses when compared to a subset of the Lipper Group identified as pure index funds.

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iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.  iShares Emerging Markets Local Currency Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group. The Board further noted that the Fund ranked in the fourth Lipper Quintile for expenses when compared to a subset of the Lipper Group identified as pure index funds.

The Board noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense levels and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, matters related to BFA’s and BIL’s portfolio compliance policies and

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iSHARES®, INC.

procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on the review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing

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other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

III.  iShares Global ex USD High Yield Corporate Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent

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Directors were advised by their independent counsel throughout the process. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group. The Board noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense levels and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the

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coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on the review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

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Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

IV.  iShares Global High Yield Corporate Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory

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Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group. The Board noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track

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its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense levels and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on the review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

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provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

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Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Emerging Markets Corporate	$1.883011	$—	$—	$1.883011	100%	—%	—%	100%
Emerging Markets High Yield	2.783249	—	—	2.783249	100	—	—	100
Emerging Markets Local Currency	1.372833	—	0.056956	1.429789	96	—	4	100
Global ex USD High Yield Corporate	2.828307	—	—	2.828307	100	—	—	100
Global High Yield Corporate	2.924186	—	—	2.924186	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years or for each full calendar quarter completed after the inception date of such Fund if less than five years through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Emerging Markets Corporate ETF

Period Covered: July 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.32%
Greater than 2.5% and Less than 3.0%	5	1.60
Greater than 2.0% and Less than 2.5%	7	2.24
Greater than 1.5% and Less than 2.0%	17	5.43
Greater than 1.0% and Less than 1.5%	137	43.76
Greater than 0.5% and Less than 1.0%	61	19.49
Between 0.5% and –0.5%	23	7.35
Less than –0.5% and Greater than –1.0%	8	2.56
Less than –1.0% and Greater than –1.5%	14	4.47
Less than –1.5% and Greater than –2.0%	13	4.15
Less than –2.0% and Greater than –2.5%	19	6.07
Less than –2.5% and Greater than –3.0%	5	1.60
Less than –3.0% and Greater than –3.5%	3	0.96

	313	100.00%

iShares Emerging Markets High Yield Bond ETF

Period Covered: July 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	59	18.85%
Greater than 0.5% and Less than 1.0%	163	52.07
Between 0.5% and –0.5%	79	25.24
Less than –0.5% and Greater than –1.0%	9	2.88
Less than –1.0% and Greater than –1.5%	3	0.96

	313	100.00%

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares Emerging Markets Local Currency Bond ETF

Period Covered: January 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.23%
Greater than 4.0% and Less than 4.5%	1	0.23
Greater than 3.5% and Less than 4.0%	3	0.68
Greater than 3.0% and Less than 3.5%	1	0.23
Greater than 2.5% and Less than 3.0%	2	0.46
Greater than 2.0% and Less than 2.5%	21	4.79
Greater than 1.5% and Less than 2.0%	58	13.24
Greater than 1.0% and Less than 1.5%	211	48.18
Greater than 0.5% and Less than 1.0%	69	15.75
Between 0.5% and –0.5%	58	13.24
Less than –0.5% and Greater than –1.0%	11	2.51
Less than –1.0% and Greater than –1.5%	1	0.23
Less than –1.5%	1	0.23

	438	100.00%

iShares Global ex USD High Yield Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.32%
Greater than 3.0% and Less than 3.5%	2	0.64
Greater than 2.5% and Less than 3.0%	1	0.32
Greater than 2.0% and Less than 2.5%	3	0.96
Greater than 1.5% and Less than 2.0%	14	4.47
Greater than 1.0% and Less than 1.5%	30	9.58
Greater than 0.5% and Less than 1.0%	141	45.05
Between 0.5% and –0.5%	120	38.34
Less than –0.5% and Greater than –1.0%	1	0.32

	313	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares Global High Yield Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.64%
Greater than 1.5% and Less than 2.0%	3	0.96
Greater than 1.0% and Less than 1.5%	37	11.82
Greater than 0.5% and Less than 1.0%	173	55.27
Between 0.5% and –0.5%	98	31.31

	313	100.00%

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 300 funds (as of October 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (48)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited or Morningstar, Inc., nor are they sponsored, endorsed or issued by Barclays Capital Inc. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-102-1013

Item 2. Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2013, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the Registrant for which the fiscal year-end is October 31, 2013 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $54,000 for the fiscal year ended October 31, 2012 and $76,500 for the fiscal year ended October 31, 2013.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2012 and October 31, 2013 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $3,511 for the fiscal year ended October 31, 2012 and $19,350 for the fiscal year ended October 31, 2013.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2012 and October 31, 2013 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $3,740,131 for the fiscal year ended October 31, 2012 and $4,501,592 for the fiscal year ended October 31, 2013.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	December 27, 2013

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	December 27, 2013